                 As filed with the Securities and Exchange Commission
                                   on May 30, 1997


                        1933 Act Registration Number 33-24263
                        1940 Act Registration Number 811-5661
                    ---------------------------------------------
                    ---------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

                             REGISTRATION STATEMENT UNDER
                              THE SECURITIES ACT OF 1933                  /x/

                             Pre-Effective Amendment No.                  / /
                                                         ----

                           Post-Effective Amendment No. 14                /x/

                                        and/or
                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940                /x/

                                   Amendment No. 17                       /x/
                                ----------------------
                               Weitz Series Fund, Inc.
                  (Exact Name of Registrant as Specified in Charter)

                                      Suite 600
                                1125 South 103 Street
                                 Omaha, NE 68124-6008
                            (Address of Principal Offices)

                 Registrant's Telephone Number, including Area Code:
                                     402-391-1980

                                   Wallace R. Weitz
                                      Suite 600
                                1125 South 103 Street
                                 Omaha, NE 68124-6008
                       (Name and Address of Agent for Service)


                           --------------------------------
                           Copies of all communications to:
                                 PATRICK W.D. TURLEY
                                Dechert Price & Rhoads
                                   1500 K Street NW
                              Washington, DC  20005-1208

It is proposed that this filing will become effective 60 days after filing, pursuant to paragraph (a)(1) of Rule 485.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed a Rule 24f-2 Notice for the fiscal year ended March 31, 1997 on or about May 30, 1997.


                 ---------------------------------------------------
                 ---------------------------------------------------

                               WEITZ SERIES FUND, INC.

                                Cross-Reference Sheet

                               Required by Rule 404(a)


                                        PART A



N-1A Item Number                                       Location in Prospectus
----------------                                       ----------------------

1.  Cover Page . . . . . . . . . . . . . . . . .      Cover Page

2.  Synopsis . . . . . . . . . . . . . . . . . .      Fund Expenses

3.  Condensed Financial Information. . . . . . .      Financial Highlights

4.  General Description of Registrant. . . . . .      Investment Management
                                                      Information; Management;
                                                      Additional Information

5.  Management of the Fund . . . . . . . . . . .      Management; Additional
                                                      Information

5A. Management's Discussion of Fund Performance.      Financial Highlights

6.  Capital Stock and Other Securities . . . . .      Cover Page; Redeeming
                                                      Shares; Dividends,
                                                      Distributions and Taxes;
                                                      Additional Information

7.  Purchase of Securities Being Offered . . . .      Purchasing Shares;
                                                      Exchanging Shares;
                                                      Pricing of Shares

8.  Redemption or Repurchase . . . . . . . . . .      Redeeming Shares; Pricing
                                                      of Shares

9.  Pending Legal Proceedings. . . . . . . . . .      Not Applicable

                                        PART B


                                                 Location in Statement of
                                                 Additional Information
                                                 ------------------------

10. Cover Page . . . . . . . . . . . . . . . . . Cover Page

11. Table of Contents. . . . . . . . . . . . . . Cover Page

12. General Information and History. . . . . . . General Information

13. Investment Objective and Policies. . . . . . Investment Objective, Policies
                                                 and Restrictions-Value
                                                 Portfolio; Investment
                                                 Objective, Policies and
                                                 Restrictions-Fixed Income
                                                 Portfolio; Investment
                                                 Objective, Policies and
                                                 Restrictions-Government Money
                                                 Market Portfolio; Investment
                                                 Objective; Policies and
                                                 Restrictions; Hickory
                                                 Portfolio

14. Management of the Fund . . . . . . . . . . . Directors and Executive
                                                 Officers

15. Control Persons and Principal
    Holders of Securities. . . . . . . . . . . . Investment Advisory and Other
                                                 Services-Control of the
                                                 Adviser and the Distributor;
                                                 Capital Stock

16. Investment Advisory and Other Services . . . Investment Advisory and Other
                                                 Services

17. Brokerage Allocation and
    Other Practices. . . . . . . . . . . . . . . Portfolio Transactions and
                                                 Brokerage Allocations

18. Capital Stock and Other Securities . . . . . Capital Stock

19. Purchase, Redemption and Pricing
    of Securities Being Offered. . . . . . . . . Determination of Net Asset
                                                 Value; Redemption

20. Tax Status . . . . . . . . . . . . . . . . . Taxation

                                                  Location in Statement of
                                                  Additional Information
                                                  ------------------------

21. Underwriters . . . . . . . . . . . . . . . . Investment Advisory and Other
                                                 Services

22. Calculation of Performance Data. . . . . . . Calculation of Performance
                                                 Data

23. Financial Statements . . . . . . . . . . . . Financial Statements


                                        PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                            WEITZ SERIES FUND, INC.
  ----------------------------------------------------------------------------

                                VALUE PORTFOLIO
                             FIXED INCOME PORTFOLIO
                       GOVERNMENT MONEY MARKET PORTFOLIO
                               HICKORY PORTFOLIO
          1125 SOUTH 103 STREET, SUITE 600, OMAHA, NEBRASKA 68124-6008
                  402-391-1980  800-232-4161  FAX 402-391-2125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  The Value Portfolio, Fixed Income Portfolio, Government Money Market Portfolio and Hickory Portfolio (each, a "Fund"), are series of Weitz Series Fund, Inc. (the "Company"), a Minnesota corporation which is a no-load, open-end management investment company. The Value, Fixed Income and Government Money Market Portfolios are diversified investment companies. The Hickory Portfolio is a non-diversified investment company. The investment objective of each of the Funds is as follows:

  THE VALUE AND HICKORY PORTFOLIOS seek to achieve capital appreciation primarily through investing in equity securities and securities convertible into equity such as rights, warrants, convertible bonds and preferred stock, as well as bonds and other debt obligations of both corporate and government issuers. The receipt of income is considered a secondary objective, as some investments may yield dividends, interest or other income. Each Fund's investment strategy is based on the concept of "value investing."

  THE FIXED INCOME PORTFOLIO seeks to achieve a high level of current income consistent with the preservation of capital primarily by investing in fixed income securities such as U.S. Government securities, U.S. Government agency securities, state and municipal obligations, bank obligations and corporate debt securities.

  THE GOVERNMENT MONEY MARKET PORTFOLIO seeks current income consistent with the preservation of capital and maintenance of liquidity by investing substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months. AN INVESTMENT IN THE GOVERNMENT MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE GOVERNMENT MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  For further information about the investment policies of each of the Funds, see "Investment Objective & Policies."

  Shares can be purchased directly without the payment of any sales charges by contacting the Company. There are no "12b-1" fees, distribution fees or redemption fees.

  This Prospectus, which should be kept for future reference, sets forth concisely certain information an investor should know about the Funds before purchasing shares. More detailed information about each Fund can be found in the Statement of Additional Information which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information, dated the date of this Prospectus, is available without charge upon request by telephoning or writing the Company at the address shown above.

       PURCHASE OF SHARES OF THE FUNDS INVOLVES CERTAIN INVESTMENT RISKS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         PROSPECTUS DATED JULY   , 1997

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

Fund Expenses....................................................................          3
Financial Highlights
  Value Portfolio................................................................          4
  Fixed Income Portfolio.........................................................          6
  Hickory Portfolio..............................................................          8
  Government Money Market Portfolio..............................................         10
Investment Management Information................................................         11
  Investment Objective and Policies..............................................         11
  Investment Securities..........................................................         12
  Investment Restrictions........................................................         15
  Investment Risks...............................................................         16
Purchasing Shares................................................................         17
  Opening a Regular New Account..................................................         17
  Opening a Retirement Account...................................................         17
  Purchasing Shares of the Fund..................................................         18
  Changing Your Address..........................................................         19
  Confirmations and Shareholder Reports..........................................         19
Redeeming Shares.................................................................         20
  Redemption Procedures..........................................................         20
  Redemption Payments............................................................         20
  Signature Guarantees...........................................................         21
  Other Redemption Information...................................................         21
Exchanging Shares................................................................         22
Pricing of Shares................................................................         23
Dividends, Distributions and Taxes...............................................         24
Management.......................................................................         25
  Investment Adviser.............................................................         25
  Transfer Agent and Administrative Services.....................................         26
  Code of Ethics.................................................................         26
Additional Information...........................................................         27
  Organization and Capital Structure.............................................         27
  Performance Information........................................................         27
  Distributor....................................................................         28
  Custodian......................................................................         28
  Auditor........................................................................         28
  Legal Counsel..................................................................         28

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND EXPENSES

  The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in a Fund.

                                                              VALUE    FIXED    GOVERNMENT    HICKORY
SHAREHOLDER TRANSACTION EXPENSES
 Sales Load Imposed on Purchases                               None     None       None         None
 Sales Load Imposed on Reinvested Dividends                    None     None       None         None
 Deferred Sales Load                                           None     None       None         None
 Redemption Fees                                               None     None       None         None
 Exchange Fees                                                 None     None       None         None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER FEE
WAIVERS)

 Management Fees(1)                                            1.00%    0.50%         0.25%      1.00%
 12b-1 Fees                                                    None     None           None     None
 Other Expenses
  Administrative Fee(2)                                        0.20%    0.07%         0.00%      0.19%
  All Other Expenses(3)                                        0.09%    0.18%         0.25%      0.31%
 Total Fund Operating Expenses(4)                              1.29%    0.75%         0.50%      1.50%

EXAMPLE:
 Based on the "Total Fund Operating                   1 Year   $ 13      $ 8           $ 5       $ 15
 Expenses" set forth above, you would pay the        3 Years     41       24            16         47
 following expenses on a $1,000 investment,          5 Years     71       42            28         82
 assuming: (a) a 5% annual return; and              10 Years    156       93            63        179
 (b) redemption at the end of each time period.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE.ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF A FUND.

(1) Wallace R. Weitz & Company, the Funds' investment adviser (the "Adviser") has agreed to reimburse the Funds up to the amount of advisory fees paid to the extent that total expenses for the Value and Hickory Portfolios exceed 1.50% of average daily net assets or total expenses for the Fixed Income and Government Money Market Portfolios exceed 1.00% of average daily net assets. The investment advisory fees for the Government Money Market Portfolio would have been .50%, absent voluntary waivers.

(2) Under the Administration Agreement, the administrative fee is a monthly fee representing the costs of providing administrative services to a Fund based upon the Administrator's reasonable allocation of expenses, not to exceed .30% of average daily net assets for the Value Portfolio and .25% of average daily net assets for the Fixed Income, Government Money Market and Hickory Portfolios. The Administrative Fee for the Fixed Income, Government Money Market and Hickory Portfolios would have been .25%, absent voluntary waivers.

(3) "All Other Expenses" for the Government Money Market Portfolio would have been .40%, absent voluntary waivers by the Adviser.

(4) "Total Fund Operating Expenses" for the Fixed Income, Government Money Market and Hickory Portfolios would have been .93%, 1.15%, and 1.56%, respectively, absent investment advisory fee, administrative fee and other expense waivers.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                VALUE PORTFOLIO

        The following information provides selected data for a share of the Value Portfolio and its predecessor outstanding throughout the periods indicated. On April 1, 1990, Weitz Value Fund, Inc. was merged into the Fund and renamed the Value Portfolio. Information prior to that date is for a share of the Weitz Value Fund, Inc. Information for the year ended March 31, 1997, has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report. The information for periods prior to April 1, 1996, was audited by other certified public accountants.

                                                                       YEAR ENDED MARCH 31,
                                --------------------------------------------------------------------------------------------------
                                  1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

NET ASSET VALUE, BEGINNING OF
 PERIOD                         $ 19.457  $ 15.552  $ 15.684  $ 15.526  $ 13.926  $ 12.842  $ 11.854  $ 11.772  $ 10.517  $ 10.792
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:

  Net investment income            0.178     0.157     0.144     0.089     0.221     0.360     0.319     0.421     0.335     0.326

  Net gains or losses on
    securities
    (realized and unrealized)      2.580     5.247     0.452     0.683     2.199     1.445     1.117     0.720     1.238    (0.002)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  Total from investment
    operations                     2.758     5.404     0.596     0.772     2.420     1.805     1.436     1.141     1.573     0.324
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

LESS DISTRIBUTIONS:

  Dividends from net
    investment income             (0.125)   (0.418)       --    (0.023)   (0.275)   (0.324)   (0.380)   (0.430)   (0.318)   (0.487)

  Distributions from realized
    gains                         (1.102)   (1.081)   (0.728)   (0.591)   (0.545)   (0.397)   (0.068)   (0.629)       --    (0.112)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  Total distributions             (1.227)   (1.499)   (0.728)   (0.614)   (0.820)   (0.721)   (0.448)   (1.059)   (0.318)   (0.599)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD  $ 20.988  $ 19.457  $ 15.552  $ 15.684  $ 15.526  $ 13.926  $ 12.842  $ 11.854  $ 11.772  $ 10.517
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

TOTAL RETURN                       14.3%     35.9%      4.1%      4.9%     18.3%     14.3%     12.6%      9.6%     15.2%      3.4%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
 ($000)                         $275,597  $170,509  $118,776  $103,840  $ 67,617  $ 35,948  $ 27,503  $ 24,540  $ 16,394  $  9,219

Ratio of expenses to average
 net assets                        1.29%     1.35%     1.42%     1.41%     1.35%     1.40%     1.49%     1.46%     1.50%     1.50%

Ratio of net investment income
 to average net assets             0.93%     0.91%     1.06%     0.64%     1.66%     2.75%     2.71%     3.71%     3.30%     3.47%

Portfolio turnover rate              39%       40%       28%       23%       23%       35%       29%       49%       25%       68%

Average commission rate paid
 (per share)                    $0.0476*       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

*Required by regulations issued in 1995.

        The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1987, through March 31, 1997, for the Value Portfolio and its predecessor, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Portfolio on March 31, 1987, would have been valued at $84,365 on March 31, 1997.

Value of $25,000 Investment

Value Portfolio 3/31/87 Through 3/31/97

            Value Portfolio      S&P 500
            ---------------     ----------
                 Value            Value
              of $25,000        of $25,000
            ---------------     ----------
03/31/87        $25,000          $25,000
04/30/87        $24,733          $24,778
05/31/87        $24,683          $24,992
06/30/87        $24,963          $26,254
07/31/87        $25,447          $27,583
08/31/87        $25,696          $28,612
09/30/87        $25,703          $27,984
10/31/87        $23,993          $21,962
11/30/87        $23,487          $20,155
12/31/87        $23,834          $21,692
01/31/88        $24,942          $22,603
02/29/88        $25,569          $23,652
03/31/88        $25,839          $22,922
04/30/88        $26,243          $23,175
05/31/88        $26,394          $23,372
06/30/88        $26,991          $24,444
07/31/88        $27,085          $24,351
08/31/88        $26,931          $23,525
09/30/88        $27,612          $24,526
10/31/88        $27,753          $25,208
11/30/88        $27,335          $24,847
12/31/88        $27,756          $25,280
01/31/89        $28,819          $27,126
02/28/89        $28,970          $26,452
03/31/89        $29,777          $27,068
04/30/89        $31,333          $28,472
05/31/89        $32,809          $29,619
06/30/89        $32,218          $29,452
07/31/89        $33,452          $32,109
08/31/89        $33,559          $32,734
09/30/89        $33,896          $32,600
10/31/89        $33,424          $31,844
11/30/89        $33,556          $32,490
12/31/89        $33,884          $33,269
01/31/90        $32,413          $31,037
02/28/90        $32,617          $31,439
03/31/90        $32,642          $32,271
04/30/90        $32,531          $31,467
05/31/90        $34,199          $34,528
06/30/90        $34,176          $34,295
07/31/90        $33,587          $34,185
08/31/90        $31,857          $31,099
09/30/90        $30,866          $29,587
10/31/90        $29,466          $29,462
11/30/90        $31,232          $31,362
12/31/90        $32,110          $32,235
01/31/91        $34,125          $33,635
02/28/91        $35,909          $36,037
03/31/91        $36,765          $36,908
04/30/91        $37,033          $36,996
05/31/91        $38,069          $38,586
06/30/91        $36,814          $36,819
07/31/91        $37,762          $38,534
08/31/91        $38,359          $39,392
09/30/91        $39,050          $38,732
10/31/91        $39,326          $39,252
11/30/91        $38,479          $37,674
12/31/91        $40,981          $41,975
01/31/92        $41,304          $41,194
02/29/92        $41,877          $41,727
03/31/92        $42,037          $40,916
04/30/92        $42,280          $42,116
05/31/92        $42,640          $42,321
06/30/92        $42,810          $41,691
07/31/92        $43,305          $43,393
08/31/92        $42,476          $42,506
09/30/92        $42,961          $43,005
10/31/92        $42,444          $43,153
11/30/92        $45,180          $44,618
12/31/92        $46,565          $45,165
01/31/93        $47,824          $45,542
02/28/93        $48,929          $46,162
03/31/93        $49,723          $47,135
04/30/93        $48,210          $45,996
05/31/93        $49,523          $47,222
06/30/93        $50,491          $47,360
07/31/93        $51,228          $47,169
08/31/93        $54,334          $48,954
09/30/93        $53,993          $48,578
10/31/93        $55,459          $49,583
11/30/93        $54,588          $49,111
12/31/93        $55,896          $49,705
01/31/94        $56,409          $51,393
02/28/94        $54,689          $49,999
03/31/94        $52,171          $47,822
04/30/94        $52,319          $48,436
05/31/94        $53,636          $49,228
06/30/94        $52,620          $48,022
07/31/94        $53,405          $49,598
08/31/94        $54,597          $51,627
09/30/94        $53,077          $50,366
10/31/94        $53,405          $51,494
11/30/94        $51,196          $49,620
12/31/94        $50,397          $50,355
01/31/95        $51,860          $51,659
02/28/95        $53,966          $53,670
03/31/95        $54,316          $55,251
04/30/95        $55,458          $56,877
05/31/95        $58,119          $59,145
06/30/95        $60,457          $60,518
07/31/95        $63,057          $62,523
08/31/95        $65,782          $62,679
09/30/95        $66,956          $65,323
10/31/95        $66,174          $65,089
11/30/95        $69,098          $67,944
12/31/95        $69,734          $69,252
01/31/96        $72,773          $71,606
02/29/96        $74,173          $72,272
03/31/96        $73,812          $72,967
04/30/96        $74,605          $74,042
05/31/96        $76,206          $75,948
06/30/96        $76,965          $76,237
07/31/96        $72,135          $72,870
08/31/96        $75,254          $74,409
09/30/96        $77,886          $78,593
10/31/96        $78,129          $80,760
11/30/96        $81,726          $86,859
12/31/96        $82,769          $85,138
01/31/97        $85,683          $90,454
02/28/97        $88,071          $91,164
03/31/97        $84,365          $87,425

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                  1-YEAR       5-YEARS       10-YEARS
                                                -----------  ------------  ------------
VALUE PORTFOLIO                                      14.3%         14.9%         12.9%

Standard & Poor's 500 Index                          19.8%         16.4%         13.3%

        The Adviser's investment strategy is to buy stocks of well-managed, understandable, good businesses that are selling at significant discounts to the Adviser's appraisal of their enterprise values. This conservative, value-oriented approach often leads to under-performance (relative to the Standard & Poor's 500 Index) in very strong markets, as the Fund's price-sensitivity leads the Fund to sell early and to hold cash reserves rather than pay inflated prices for stocks.

        During the fiscal year ended March 31, 1997, the Fund held reserves in the form of cash equivalents and relatively short-term fixed income securities averaging 10-15% of the portfolio which dampened returns. Also, several stocks in the Fund, especially cable television and cellular telephone company issues, under-performed the S&P 500. As a result, in spite of strong contributions from the majority of our portfolio, especially in the real estate and financial areas, the portfolio under-performed the S&P 500 (14.3% vs. 19.8%) during the period.

         TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF
                              FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                             FIXED INCOME PORTFOLIO

        The following information provides selected data for a share of the Fixed Income Portfolio outstanding throughout the periods indicated. Information for the year ended March 31, 1997, has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report. The information for periods prior to April 1, 1996, was audited by other certified public accountants.

                                                                YEAR ENDED MARCH 31,
                                -------------------------------------------------------------------------------------
                                  1997       1996       1995       1994       1993       1992       1991       1990
                                --------   --------   --------   --------   --------   --------   --------   --------

NET ASSET VALUE, BEGINNING OF
 PERIOD                         $ 10.900   $ 10.608   $ 10.778   $ 11.105   $ 10.781   $ 10.644   $ 10.296   $ 10.236
                                --------   --------   --------   --------   --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:

  Net investment income            0.659      0.645      0.667      0.551      0.615      0.720      0.613      0.874

  Net gains or losses on
    securities (realized and
    unrealized)                   (0.112)     0.312     (0.224)    (0.290)     0.360      0.149      0.417      0.002
                                --------   --------   --------   --------   --------   --------   --------   --------

  Total from investment
    operations                     0.547      0.957      0.443      0.261      0.975      0.869      1.030      0.876
                                --------   --------   --------   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:

  Dividends from net
    investment income             (0.677)    (0.665)    (0.613)    (0.588)    (0.651)    (0.731)    (0.671)    (0.816)

  Distributions from realized
    gains                             --         --         --         --         --     (0.001)    (0.011)        --
                                --------   --------   --------   --------   --------   --------   --------   --------

  Total distributions             (0.677)    (0.665)    (0.613)    (0.588)    (0.651)    (0.732)    (0.682)    (0.816)
                                --------   --------   --------   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD  $ 10.770   $ 10.900   $ 10.608   $ 10.778   $ 11.105   $ 10.781   $ 10.644   $ 10.296
                                --------   --------   --------   --------   --------   --------   --------   --------
                                --------   --------   --------   --------   --------   --------   --------   --------

TOTAL RETURN                        5.2%       9.2%       4.4%       2.3%       9.4%       8.6%      10.4%       8.9%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
 ($000)                         $ 22,349   $ 16,901   $ 11,824   $ 20,560   $ 19,655   $ 11,691   $  6,261   $  1,419

Ratio of expenses to average
 net assets+                       0.75%      0.75%      0.75%      0.75%      0.76%      0.72%      0.73%      0.62%

Ratio of net investment income
 to average net assets             6.30%      6.18%      6.16%      4.94%      6.22%      7.50%      8.45%      8.22%

Portfolio turnover rate              24%        28%        49%        12%        15%        31%         8%        30%

                                DEC. 23, 1988
                                 (INCEPTION)
                                     TO
                                  MARCH 31,
                                    1989
                                -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $      10.142
                                -------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income                 0.210
  Net gains or losses on
    securities (realized and
    unrealized)                        (0.047)
                                -------------
  Total from investment
    operations                          0.163
                                -------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.069)
  Distributions from realized
    gains                                  --
                                -------------
  Total distributions                  (0.069)
                                -------------
NET ASSET VALUE, END OF PERIOD  $      10.236
                                -------------
                                -------------
TOTAL RETURN                             1.6%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 ($000)                         $       1,316
Ratio of expenses to average
 net assets+                            1.00%*
Ratio of net investment income
 to average net assets                  9.32%*
Portfolio turnover rate                    0%

*Annualized

+Absent voluntary waivers, the expense ratio would have been 0.93% for the year ended March 31, 1997 and 0.95% for the year ended March 31, 1996.

        The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Fixed Income Portfolio (December 23, 1988) through March 31, 1997, as compared with the growth of the Lehman Brothers Intermediate Government/Corporate Index during the same period. The Lehman Brothers Intermediate Government/Corporate Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt issued with maturities from one to ten years and rated at least BBB by Standard & Poors or Baa by Moodys Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Portfolio on December 23, 1988, would have been valued at $44,528 on March 31, 1997.

Value of $25,000 Investment

Fixed Income Portfolio Inception

(12/23/88) Through 3/31/97

                            Lehman
           Fixed Income      Bond
             Portfolio       Index
          ---------------  ---------
             Value of      Value of
              $25,000       $25,000
12/23/88          $25,000
12/31/88          $25,028  $ 25,000
01/31/89          $25,247  $ 25,263
02/28/89          $25,292  $ 25,159
03/31/89          $25,408  $ 25,267
04/30/89          $25,667  $ 25,772
05/31/89          $25,958  $ 26,283
06/30/89          $26,287  $ 26,945
07/31/89          $26,560  $ 27,497
08/31/89          $26,604  $ 27,142
09/30/89          $26,748  $ 27,270
10/31/89          $26,955  $ 27,848
11/30/89          $27,197  $ 28,112
12/31/89          $27,306  $ 28,191
01/31/90          $27,467  $ 28,011
02/28/90          $27,582  $ 28,115
03/31/90          $27,666  $ 28,151
04/30/90          $27,664  $ 28,053
05/31/90          $28,085  $ 28,670
06/30/90          $28,319  $ 29,054
07/31/90          $28,625  $ 29,458
08/31/90          $28,741  $ 29,337
09/30/90          $29,004  $ 29,563
10/31/90          $29,219  $ 29,906
11/30/90          $29,529  $ 30,360
12/31/90          $29,768  $ 30,776
01/31/91          $30,224  $ 31,090
02/28/91          $30,339  $ 31,338
03/31/91          $30,534  $ 31,552
04/30/91          $30,847  $ 31,895
05/31/91          $31,025  $ 32,090
06/30/91          $30,987  $ 32,113
07/31/91          $31,307  $ 32,473
08/31/91          $31,812  $ 33,093
09/30/91          $32,116  $ 33,662
10/31/91          $32,349  $ 34,046
11/30/91          $32,693  $ 34,437
12/31/91          $33,147  $ 35,278
01/31/92          $32,997  $ 34,957
02/29/92          $33,080  $ 35,093
03/31/92          $33,163  $ 34,956
04/30/92          $33,446  $ 35,264
05/31/92          $33,735  $ 35,810
06/30/92          $34,096  $ 36,340
07/31/92          $34,407  $ 37,064
08/31/92          $34,603  $ 37,434
09/30/92          $35,032  $ 37,944
10/31/92          $34,550  $ 37,450
11/30/92          $34,515  $ 37,308
12/31/92          $34,980  $ 37,808
01/31/93          $35,571  $ 38,542
02/28/93          $36,110  $ 39,151
03/31/93          $36,280  $ 39,307
04/30/93          $36,500  $ 39,621
05/31/93          $36,460  $ 39,534
06/30/93          $37,061  $ 40,155
07/31/93          $37,169  $ 40,253
08/31/93          $37,713  $ 40,891
09/30/93          $37,861  $ 41,061
10/31/93          $37,935  $ 41,171
11/30/93          $37,642  $ 40,941
12/31/93          $37,799  $ 41,129
01/31/94          $38,209  $ 41,586
02/28/94          $37,689  $ 40,971
03/31/94          $37,124  $ 40,295
04/30/94          $36,918  $ 40,020
05/31/94          $36,946  $ 40,047
06/30/94          $36,778  $ 40,053
07/31/94          $37,340  $ 40,629
08/31/94          $37,467  $ 40,756
09/30/94          $36,954  $ 40,381
10/31/94          $36,837  $ 40,376
11/30/94          $36,704  $ 40,193
12/31/94          $36,906  $ 40,335
01/31/95          $37,615  $ 41,015
02/28/95          $38,546  $ 41,865
03/31/95          $38,754  $ 42,104
04/30/95          $39,169  $ 42,625
05/31/95          $40,380  $ 43,913
06/30/95          $40,699  $ 44,208
07/31/95          $40,606  $ 44,214
08/31/95          $41,070  $ 44,616
09/30/95          $41,353  $ 44,939
10/31/95          $41,777  $ 45,440
11/30/95          $42,275  $ 46,037
12/31/95          $42,725  $ 46,520
01/31/96          $43,040  $ 46,921
02/29/96          $42,512  $ 46,370
03/31/96          $42,333  $ 46,131
04/30/96          $42,060  $ 45,968
05/31/96          $42,009  $ 45,934
06/30/96          $42,502  $ 46,422
07/31/96          $42,658  $ 46,560
08/31/96          $42,618  $ 46,596
09/30/96          $43,339  $ 47,245
10/31/96          $44,240  $ 48,080
11/30/96          $45,005  $ 48,714
12/31/96          $44,603  $ 48,402
01/31/97          $44,723  $ 48,590
02/28/97          $44,855  $ 48,683
03/31/97          $44,528  $ 48,347

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                                                 SINCE INCEPTION
                                                   1-YEAR       5-YEARS        (DECEMBER 23, 1988)
                                                   ------     ------------  -------------------------
FIXED INCOME PORTFOLIO                                 5.2%          6.1%                7.2%

Lehman Brothers Intermediate/Corporate Index           4.8%          6.7%                8.3%

        During the past fiscal year the Adviser maintained its policy of investing in high quality bonds with relatively short maturities. As of March 31, 1997, approximately half of the Fixed Income Portfolio was invested in U.S. Treasuries and government agency bonds with the balance in corporate bonds, taxable municipal bonds, and cash equivalents. Cash reserves, invested in U.S. Treasury Bills and a money market fund, were approximately 15% as of the end of the year. The average dollar-weighted maturity of the portfolio was 7.1 years. Taking into consideration interest income alone, the 30-day yield on the portfolio was 6.1% at the end of fiscal year 1997.

  TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE
                                  PERFORMANCE.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                               HICKORY PORTFOLIO

        The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated. Information for the year ended March 31, 1997, has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report. The information for periods prior to April 1, 1996, was audited by other certified public accountants.

                                                                                 YEAR ENDED MARCH 31,
                                                                   -------------------------------------------------
                                                                      1997       1996+++        1995         1994
                                                                   ----------   ----------   ----------   ----------

NET ASSET VALUE, BEGINNING OF PERIOD                               $   15.564   $  11.257    $   12.227   $   11.147
                                                                   ----------   ----------   ----------   ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

 Net investment income                                                  0.045       0.004        (0.008)      (0.290)

 Net gains or losses on securities (realized and unrealized)            4.329       4.504        (0.508)       1.420
                                                                   ----------   ----------   ----------   ----------

 Total from investment operations                                       4.374       4.508        (0.516)       1.130
                                                                   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS:

 Dividends from net investment income                                  (0.002)     (0.136)           --        0.083

 Distributions from realized gains                                     (1.037)     (0.065)       (0.454)      (0.133)
                                                                   ----------   ----------   ----------   ----------

 Total distributions                                                   (1.039)     (0.201)       (0.454)      (0.050)
                                                                   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                                     $   18.899   $  15.564    $   11.257   $   12.227
                                                                   ----------   ----------   ----------   ----------
                                                                   ----------   ----------   ----------   ----------

TOTAL RETURN                                                            28.2%       40.6%         (4.2%)       10.1%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($000)                                   $   12,221   $   6,658    $    3,619   $    2,499

Ratio of expenses to average net assets+                                1.50%       1.50%         1.50%        1.50%

Ratio of net investment income (loss) to average net assets             0.33%       0.02%        (0.17%)      (2.92%)

Portfolio turnover rate                                                   28%         28%           20%          29%

Average commission rate paid (per share)                            $0.0498++         N/A           N/A          N/A

      + Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.

      ++ Required by regulations issued in 1995.

      +++ Calculated using average daily shares.

        The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Portfolio (April 1, 1993) through March 31, 1997, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Portfolio on April 1, 1993, would have been valued at $47,530 on March 31, 1997.

Value of $25,000 Investment

Hickory Portfolio Inception

(4/1/93) Through 3/31/97

           Hickory
          Portfolio   S&P 500
          ---------  ---------
          Value of   Value of
           $25,000    $25,000
03/31/93    $25,000  $ 25,000
04/30/93    $22,905  $ 24,396
05/31/93    $24,000  $ 25,046
06/30/93    $24,152  $ 25,119
07/31/93    $24,872  $ 25,018
08/31/93    $26,801  $ 25,965
09/30/93    $27,001  $ 25,765
10/31/93    $28,757  $ 26,298
11/30/93    $27,860  $ 26,048
12/31/93    $30,067  $ 26,363
01/31/94    $29,605  $ 27,258
02/28/94    $29,119  $ 26,519
03/31/94    $27,527  $ 25,364
04/30/94    $27,265  $ 25,690
05/31/94    $27,516  $ 26,110
06/30/94    $26,197  $ 25,470
07/31/94    $26,038  $ 26,306
08/31/94    $27,590  $ 27,382
09/30/94    $27,297  $ 26,714
10/31/94    $26,947  $ 27,312
11/30/94    $25,452  $ 26,318
12/31/94    $24,869  $ 26,708
01/31/95    $24,968  $ 27,400
02/28/95    $25,999  $ 28,466
03/31/95    $26,378  $ 29,305
04/30/95    $26,307  $ 30,167
05/31/95    $27,764  $ 31,370
06/30/95    $29,583  $ 32,098
07/31/95    $31,215  $ 33,162
08/31/95    $33,361  $ 33,244
09/30/95    $34,777  $ 34,647
10/31/95    $33,309  $ 34,523
11/30/95    $34,336  $ 36,037
12/31/95    $34,932  $ 36,731
01/31/96    $36,745  $ 37,979
02/29/96    $37,212  $ 38,332
03/31/96    $37,083  $ 38,701
04/30/96    $37,913  $ 39,271
05/31/96    $39,878  $ 40,282
06/30/96    $40,846  $ 40,435
07/31/96    $37,536  $ 38,650
08/31/96    $40,117  $ 39,466
09/30/96    $42,189  $ 41,685
10/31/96    $42,857  $ 42,834
11/30/96    $44,915  $ 46,069
12/31/96    $47,281  $ 45,156
01/31/97    $48,987  $ 47,976
02/28/97    $50,153  $ 48,352
03/31/97    $47,530  $ 46,369

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                                                  SINCE INCEPTION
                                                       1-YEAR       3-YEARS       (APRIL 1, 1993)
                                                     -----------  ------------  -------------------
HICKORY PORTFOLIO                                         28.2%         20.0%            17.4%

Standard & Poor's 500 Index                               19.8%         22.3%            16.7%

        The Adviser's investment strategy is to buy stocks of well-managed, understandable, good businesses that are selling at significant discounts to the Adviser's appraisal of their enterprise values. During the fiscal year ended March 31, 1997, the Hickory Portfolio's investments were heavily weighted towards financial companies since the portfolio manager was able to identify many attractive investment opportunities in this sector. The Portfolio's financial companies were strong performers during the fiscal year and contributed significantly to the Portfolio's outperforming the S&P 500 Index for the period.

  TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE
                                  PERFORMANCE.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                       GOVERNMENT MONEY MARKET PORTFOLIO

        The following information provides selected data for a share of the Government Money Market Portfolio outstanding throughout the periods indicated. Information for the year ended March 31, 1997, has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report. The information for periods prior to April 1, 1996, was audited by other certified public accountants.

                                                                                                   AUGUST 1,
                                                                                                     1991
                                                                                                  (INCEPTION)
                                                          YEAR ENDED MARCH 31,                        TO
                                          ----------------------------------------------------     MARCH 31,
                                            1997      1996#      1995#      1994#      1993#         1992#
                                          --------   --------   --------   --------   --------   -------------

NET ASSET VALUE, BEGINNING OF PERIOD        $1.000    $1.000     $1.000     $1.000     $1.000    $       1.000
                                          --------   --------   --------   --------   --------   -------------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:

  Net investment income                      0.047     0.051      0.042      0.028      0.031            0.031
                                          --------   --------   --------   --------   --------   -------------

LESS DISTRIBUTIONS:

  Dividends from net investment income      (0.047)   (0.051)    (0.042)    (0.028)    (0.031)          (0.031)
                                          --------   --------   --------   --------   --------   -------------

NET ASSET VALUE, END OF PERIOD              $1.000    $1.000     $1.000     $1.000     $1.000    $       1.000
                                          --------   --------   --------   --------   --------   -------------
                                          --------   --------   --------   --------   --------   -------------

TOTAL RETURN                                  4.8%      5.2%       4.2%       2.9%       3.2%             4.7%*

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($000)            $5,820    $4,142     $2,669     $1,918       $555    $         278

Ratio of expenses to average net assets+     0.50%     0.50%      0.50%      0.25%      0.26%            0.27%*

Ratio of net investment income to
 average net assets                          4.71%     4.95%      4.18%      2.81%      3.05%            4.65%*

      * Annualized

      + Absent voluntary waivers, the expense ratio would have been 1.15% for the year ended March 31, 1997 and 1.14% for the year ended March 31, 1996.

      # The per share amounts and total return figures have been restated from the 1996 annual report to shareholders to reflect the correction of a computational error.

--------------------------------------------------------------------------------
                       INVESTMENT MANAGEMENT INFORMATION

INVESTMENT OBJECTIVE & POLICIES

VALUE PORTFOLIO AND HICKORY PORTFOLIO

    The investment objective of the Value Portfolio and the Hickory Portfolio is capital appreciation. The receipt of income is considered a secondary objective, as some investments may yield dividends, interest or other income. The respective Funds seek to achieve their objective through investment in equity securities (stocks). Each Fund's investment strategy (which is called "value investing") is to (1) identify attractive businesses that we can understand and which have honest, competent management, (2) determine the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy shares in the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing shares at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital. Under-valued securities are, by definition, out of favor with investors, and there is no way to predict when the securities may return to favor. Thus, shareholders should invest in the respective Funds only if they intend to be patient, long-term investors.

    The Value Portfolio and Hickory Portfolio will be invested primarily in common stocks and securities which are convertible into common stocks, such as convertible bonds, preferred stocks, and warrants. The Adviser does not intend to attempt to "time" the market, i.e. to sell a major portion of its equity investments in anticipation of a general decline in stock prices, but it may invest a portion (or all) of its assets in high quality United States Government, Government Agency, or other high quality, short-term securities and cash equivalents for temporary defensive purposes. Federal income tax consequences to shareholders of the Funds will not be a factor in investment decisions.

    This investment strategy is generally characterized by relatively long holding periods for stock positions and relatively low portfolio turnover. The total portfolio turnover rate of each Fund is shown in the Financial Highlights table for the respective Fund in this Prospectus.

FIXED INCOME PORTFOLIO

    The investment objective of the Fixed Income Portfolio is high current income consistent with preservation of capital. Under normal market conditions, the Fixed Income Portfolio will invest at least 65% of the value of its total assets in fixed income securities. The fixed income securities in which the Fund may invest include: (1) U.S. Government Securities (bills, notes, bonds, and other debt securities issued by the U.S. Treasury); (2) U.S. Government Agency Securities; (3) corporate debt securities; (4) bank obligations (certificates of deposit and bankers' acceptances); (5) commercial paper; (6) repurchase agreements on U.S. Government and U.S. Government agency securities; and (7) securities of registered investment companies which invest in fixed income securities.

    The Adviser selects fixed income securities the yield on which is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, the Adviser considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. Additionally, the Adviser reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. When the Adviser believes that prevailing abnormal market or economic conditions warrant a temporary defensive investment position, a greater portion of the Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares, and repurchase agreements on U.S. Government securities.

    Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in fixed income securities. The Fund may invest up to 15% of its total assets in securities rated below BBB by Standard & Poors Corporation ("Standard & Poors") or Baa by Moodys Investor's Service ("Moodys") or in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Fund may invest. Fixed income securities rated below BBB or Baa are generally known as "junk bonds." The Fund will normally not invest in fixed income securities which are rated below B or are currently in default.

    The total portfolio turnover rate of the Fixed Income Portfolio is shown in the Financial Highlights table for the Fixed Income Portfolio in this Prospectus.

GOVERNMENT MONEY MARKET PORTFOLIO

    The investment objective of the Government Money Market Portfolio is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months. The Fund may also participate in reverse repurchase agreements on U.S. Government securities and invest in when-issued and delayed delivery transactions involving U.S. Government securities. The Fund may also invest in shares of other money market funds subject to the requirements of the Investment Company Act of 1940. The Fund limits its average portfolio maturity to ninety days or less and buys only securities with remaining maturities of thirteen months or less.

INVESTMENT SECURITIES

    The Funds invest in a variety of securities which have special features and engage in certain investment practices in seeking to achieve their respective investment objectives. Provided below is a brief description of certain investment practices and types of securities in which the Funds may invest. See the Statement of Additional Information for a more detailed discussion.

    CONVERTIBLE BONDS AND DEBENTURES are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

    COVERED CALL OPTIONS are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. The Value Portfolio and the Hickory Portfolio may write covered call options to generate premium income which is considered by the Adviser to be an acceptable investment result. Writing covered call options may increase the income of the respective Fund since it receives a payment (the "premium") for writing the option. To the extent that it writes covered call options, the respective Fund will forego any opportunity for appreciation in the underlying securities above the strike price during the term of the option. The underlying securities will be subject to certain deposit procedures and therefore unavailable for sale during the term of the option or until the Fund buys back the option to close out the transaction.

    U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government and may include U.S. Treasury bills, notes and bonds which are direct obligations of the U.S. Government and obligations of its agencies and instrumentalities. Obligations issued or guaranteed by the U.S. Government agencies and instrumentalities include, for example, obligations of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Government National Mortgage Association (GNMA) and the Farmers Home Administration. Certain U.S. Government agency securities, such as those issued by GNMA, FNMA and FHLMC, are mortgage-related securities which represent an undivided ownership interest in a pool of mortgage loans. Ginnie Maes, securities issued by

GNMA, are interests in pools of mortgage loans insured by the Federal Housing Administration. Ginnie Maes are backed by the full faith and credit of the United States Government. Fannie Maes and Freddie Macs are securities issued by FNMA and FHLMC, respectively. FNMA and FHLMC, which guarantee payment of principal and interest on Fannie Maes and Freddie Macs, are federally chartered corporations and act as governmental instrumentalities under authority granted by Congress. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the United States Government; however, their close relationship with the U.S. Government makes them high-quality securities with minimal credit risk.

    Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities. In periods of declining interest rates, prepayments of the underlying mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate. Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of forty-year mortgages may have an average life as short as two years. The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

    CORPORATE DEBT SECURITIES acquired by the Value Portfolio, the Hickory Portfolio and the Fixed Income Portfolio, including convertible bonds and debentures, will normally be of investment grade or better (rated BBB or better by Standard & Poors and Baa or better by Moody's). Securities rated BBB/Baa are considered "investment grade" by the financial community, but are described by Standard & Poors and Moody's as "medium grade obligations" which have "speculative characteristics." Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. To the extent that such securities are downgraded after acquisition, the Investment Adviser will evaluate the risk of continuing to hold the securities or will prudently dispose of them.

    The Fixed Income Portfolio may also invest up to 15% of its total assets in securities rated lower than "BBB/Baa," generally known as "junk bonds" or in unrated securities if the Adviser determines such securities are of a quality comparable to the rated securities in which it invests. The Fixed Income Portfolio will normally not invest in fixed income securities which are rated below B or are currently in default.

    Investments by the Fixed Income Portfolio in "junk bonds" may entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specific level of income can ever be assured. Junk bonds generally tend to reflect economic changes and the outlook for economic growth as well as short-term corporate industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates, although these lower rated fixed income securities are also affected by changes in interest rates. Prices for such securities may also be affected from time to time by legislative and regulatory developments. The market for lower rated bonds may, in addition, be less liquid than the market for investment grade fixed income securities and the liquidity of lower rated bonds may be affected by the market's perception of the credit quality.

    See Appendix B to the Statement of Additional Information for a description of ratings.

    BANK OBLIGATIONS include negotiable certificates of deposit and bankers' acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

    COMMERCIAL PAPER consists of short-term unsecured promissory notes. The Value, Fixed Income and Hickory Portfolios will purchase only commercial paper rated Prime 1 by Moody's or A-1 by Standard & Poors, or if not rated, issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by Standard & Poors or Aa or better by Moody's. See Appendix B to the Statement of Additional Information for a description of ratings.

    FOREIGN SECURITIES purchased by the Value Portfolio, Hickory Portfolio or Fixed Income Portfolio must be listed on a principal foreign securities exchange or over-the-counter market, or be represented by American Depository Receipts which are listed on a domestic securities exchange or traded in the United States over-the-counter market. The respective Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The respective Fund will not invest in forward foreign currency contracts. While the respective Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

    Investors should recognize that investments in foreign companies involve certain risks that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    REPURCHASE AGREEMENTS involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. A Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

    REVERSE REPURCHASE AGREEMENTS involve the temporary transfer of a security in the portfolio of the Government Money Market Portfolio to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price. The Government Money Market Portfolio can invest the cash it receives or use it to meet redemption requests. If the Government Money Market Portfolio reinvests the cash at a rate higher than the cost of the agreement, it may earn additional income. At the same time, the Government Money Market Portfolio is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Government Money Market Portfolio will maintain cash and liquid securities in a segregated account at the Custodian with a value at least equal to its obligations under the agreement.

    WHEN ISSUED OR FORWARD COMMITMENT transactions involve the purchase or sale of a security by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent a Fund enters into such forward commitments, it will maintain a segregated account with the Custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

    INVESTMENT COMPANY SECURITIES consist of the shares of other open or closed end investment companies registered under the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. Investing in the shares of other registered investment companies indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory and related fees charged to the other investment companies. The respective Fund will only invest in investment company securities to the extent allowed by the 1940 Act or the fundamental investment restrictions for the respective Fund.

    SHORT SALES involve the sale of a security that a Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. The Value Portfolio, Hickory Portfolio and Fixed Income Portfolio may engage in short sales. To the extent that a Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Value Portfolio, Hickory Portfolio and Fixed Income Portfolio may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the respective Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that a Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

INVESTMENT RESTRICTIONS

    Each Fund has adopted a number of investment restrictions set forth in the Statement of Additional Information. Each Fund's investment objective described above and certain of each Fund's investment restrictions are fundamental policies which cannot be changed without a vote of a majority of the outstanding shares of the Fund. Certain nonfundamental investment restrictions have also been adopted by each Fund and are subject to change by the Board of Directors of the Company without shareholder approval.

    The Value Portfolio and the Fixed Income Portfolio's fundamental investment restrictions, among others, include the following:

    1. With respect to 75% of its total assets, the Value Portfolio and the Fixed Income Portfolio may not invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than obligations issued, or guaranteed by, the United States of America, its agencies or instrumentalities), or own more than 10% of the outstanding voting securities of any one issuer; and

    2. The Value Portfolio and the Fixed Income Portfolio may not invest more than 25% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers in any one industry (other than obligations issued, or guaranteed by, the United States of America, its agencies or instrumentalities).

    The Hickory Portfolio's fundamental investment restrictions, among others, include the following:

    1. With respect to 50% of its total assets, the Hickory Portfolio may not invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than obligations issued, or guaranteed by, the United States of America, its agencies or instrumentalities); and

    2. The Hickory Portfolio may not invest more than 25% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers in any one industry (other than obligations issued, or guaranteed by, the United States of America, its agencies or instrumentalities).

    The Government Money Market Portfolio's fundamental investment restrictions require the Fund to comply with the provisions of Rule 2a-7 of the Investment Company Act of 1940, which includes, among other things, certain maturity and quality standards for the Fund's investments. Certain of those requirements are set forth below:

    1. The average portfolio maturity of the Government Money Market Portfolio must be maintained at 90 days or less;

    2. The securities in the Fund's portfolio must have maturities no greater than 13 months; and

    3. The Government Money Market Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities).

INVESTMENT RISKS

    You should be aware of the fact that an investment in the Funds involves certain risks. Portions of the section titled "Investment Securities" discuss certain risks which could be present if a Fund acquires particular kinds of investments.

    Prices of the securities in the Value Portfolio, Fixed Income Portfolio and Hickory Portfolio will generally fluctuate daily depending on general market conditions. Therefore, the value of the shares of the Value Portfolio, Fixed Income Portfolio and Hickory Portfolio will also fluctuate. Because the Hickory Portfolio is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

    The Fixed Income Portfolio is subject to various market forces which influence the value of fixed income securities. There is an inverse relationship between the market value of fixed income securities and the yield of such securities. As interest rates rise, the market value of fixed income securities falls; conversely, as interest rates fall, the market value of such securities rises. Therefore the price of shares of the Fixed Income Portfolio can be expected to fluctuate in response to changes in interest rates. The average dollar weighted maturity and quality of the Fixed Income Portfolio may be adjusted to react to the changing conditions in the bond market. A shorter average maturity generally results in a lower level of volatility in the share prices of the Fixed Income Portfolio. A longer average maturity may result in a greater volatility in such share prices.

    There can be no assurance that the investment objectives of the Value Portfolio, Fixed Income Portfolio or Hickory Portfolio can be achieved, and the value of your investment upon redemption may be more or less than the purchase price.

    Although the Government Money Market Portfolio attempts to maintain a constant price of $1.00 per share, there is no guarantee that it will always be able to maintain such a constant price. An investment in the Government Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

--------------------------------------------------------------------------------
                               PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

    You can open a new account by completing and signing a Purchase Application, enclosing a check made payable to WEITZ SERIES FUND, INC. and mailing the application and check to:

        Weitz Series Fund, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008

PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT IS $25,000 WHICH MAY BE ALLOCATED AMONG THE FUNDS. SUBSEQUENT MINIMUM INVESTMENTS OF $5,000 MAY BE REQUIRED, SUBJECT TO CERTAIN EXCEPTIONS. The Company reserves the right, in its sole discretion, to reject any order, to waive initial and subsequent investment minimums for new accounts, including such accounts opened by or for family members of existing shareholders, and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Company and are not binding until so accepted.

OPENING A RETIREMENT ACCOUNT

    Certain individuals may be eligible to open an IRA or a SEP-IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds. You can request the IRA Application Kit which contains an explanation of IRAs, including certain tax considerations, by calling the Company at 402-391-1980 or 800-232-4161. After reading the information included in the kit, complete the IRA application and the transfer form, if applicable, and mail it to the address shown above. IRA accounts are currently charged an annual maintenance fee of $20.

    Monies deposited into other types of pension or profit sharing plans may also be invested in shares of any of the Funds. Although the Company will endeavor to provide assistance to investors in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with ongoing requirements for such plans. The investor should seek the guidance of a professional adviser before investing retirement monies in shares of the Funds.

    The minimum investment requirement for the purchase of a Fund's shares may be waived for purchases in retirement accounts.

PURCHASING SHARES OF A FUND

    The purchase of shares of a Fund is not subject to any sales commissions or any other transaction fees. The price you pay for the shares you buy in a Fund will be the respective Fund's next-determined net asset value after the Company receives your request, provided we receive your request prior to the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central time). See "Pricing of Shares". The shares you are purchasing must be qualified for sale in your state of residence. You can purchase shares in the following manner:

    BY MAIL. To purchase additional shares in an existing account, send a check payable to WEITZ SERIES FUND, INC. together with the remittance stub which is the bottom portion of your most recent transaction statement to:

        Weitz Series Fund, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008

If the remittance stub is not available, please indicate on your check or on a separate piece of paper the account name, your address and the account number. If the purchase is for a new account, include your completed Purchase Application as described above.

    BY WIRE.  To purchase shares with payment by bank wire:

    1. Call the Company at 402-391-1980 or 800-232-4161 and furnish your account name, address and account number together with the amount being wired and the name of the wiring bank.

    2.  Instruct the bank to wire funds as follows:
        Norwest Bank Nebraska, N.A.
        1919 Douglas Street
        Omaha, NE 68102
        ABA #104000058
        Capital Management & Trust Department
        #1150-001-521
        For credit to: Weitz Series Fund, Inc.
            Value                                                 #25301300
            Fixed Income                                          #25304100
            Govt Money Mkt                                        #25305200
            Hickory                                               #25307000
        For the Account of: Your Account
         Number and Name

THE COMPANY WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

    If you are purchasing shares by wire for a new account, a completed Purchase Application must be sent to the Company at the address set forth above prior to your purchase. Wired funds are considered received on the day they are deposited in the respective Fund's account if they are deposited prior to the close of business on the New York Stock Exchange, usually 3:00 p.m. Central time. If received after the close of business of the exchange, shares will be purchased at the price determined on the following day. See "Pricing of Shares."

    BY AUTOMATIC INVESTMENT. At the time you open an account, you can choose to make automatic investments in shares of a Fund at regular intervals (on the 1st or the 15th day of the month or, if such day is not a business day, on the next following business day) by completing the Automatic Investment Plan section of the Purchase Application and sending a voided check from your bank account. You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Company.

    If your automatic investment transaction or check mailed for purchase of shares is returned by the bank, the Company may hold you responsible for any costs to the Company resulting from (i) fees charged to the Company or (ii) a decline in the net asset value of a Fund when the shares issued are canceled.

    Shares of the Funds may also be purchased through certain broker-dealers that have entered into selling agreements or related arrangements with the Adviser. The Adviser may, from time to time, make payments to broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Adviser's own resources and do not involve additional costs to the Funds or their shareholders.

CHANGING YOUR ADDRESS

    You can change the address on your account by sending a written request to the Company. The written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Company, redemptions from an account are not allowed if the written request to change an address has been received by the Company within 24 hours of the redemption request.

CONFIRMATIONS AND SHAREHOLDER REPORTS

    Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Company. At the end of each calendar quarter you will receive a statement which will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes. In addition, the Company provides quarterly shareholder reports which include a listing of the securities in the respective portfolio at the end of that quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The report for the period ending September 30 will also include unaudited financial statements. The annual report for the period ending March 31 will include the respective Fund's audited financial statements for the previous fiscal year.

It is the Company's practice to send a single copy of each quarterly report to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. A shareholder may request that additional copies of such report be sent by notifying the Company.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

REDEMPTION PROCEDURES

    The Company will redeem your shares or any portion of your shares at any time if you request such a redemption in writing. Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. See "Pricing of Shares". There are no fees for redeeming shares. You must, however, have a completed application on file with the Company before a redemption request will be accepted. In addition, the Company must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. Such delays can be avoided by purchasing shares with a certified or cashier's check or by wire transfer.

    A redemption request in good order can be sent by mail or facsimile transmission to:

        Weitz Series Fund, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008
        Fax Number 402-391-2125

    A redemption request in good order should include the following information:

    1.  Your account name, account number and Fund name;

    2.  The amount of the transaction (specified in dollars or shares);

    3. The signatures of ALL owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be by an authorized person with an indication of the capacity in which such person is signing;

    4.  A signature guarantee if required;

    5. Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

    You may call the Company at 402-391-1980 or 800-232-4161 if you have questions about the requirements for redemption requests.

REDEMPTION PAYMENTS

    Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the Company's receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire transfer instructions provided in writing to the Company accompanied by a signature guarantee. See "Signature Guarantees" below. The Company reserves the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

    A redemption of shares is treated as a sale for tax purposes and, for the Value, Fixed Income and Hickory Portfolios, will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

SIGNATURE GUARANTEES

    The Company reserves the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

    1. A redemption request which is payable to anyone other than the shareholder(s) of record;

    2. A redemption request which is to be mailed to an address other than the address of record;

    3. A redemption request which is payable to a bank account other than the bank account of record; and

    4.  Instructions to establish or change wire instructions.

    A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

    The Company reserves the right to automatically redeem any account balance in cases where (i) the account balance falls below $500; or (ii) the shareholder has failed to provide the Company a tax identification number. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account. Such automatic redemptions will reduce unnecessary administrative expenses and, therefore, benefit the majority of shareholders.

    Redemption payments normally will be made wholly in cash. The Company may, however, redeem the shares of a Fund through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

    The Company may suspend redemption privileges or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U.S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES

    You can exchange shares of one Fund for shares of another Fund or for shares of Weitz Partners, Inc. - Partners Value Fund ("Partners Value Fund"). EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange involves the redemption of shares from a Fund and the purchase of shares of the other Fund or of Partners Value Fund and any gain or loss on the redemption will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the respective shares next determined after the Company receives your exchange request. See "Pricing of Shares".

    You can request the exchange of shares by telephone or in writing in the following manner:

    1. If you are exchanging for shares of Partners Value Fund and do not currently have an account in Partners Value Fund, request an application and prospectus for Partners Value Fund by calling 402-391-1980 or 800-232-4161. Read the prospectus, complete the application and return it to the Company at the address set forth under the caption "Purchasing Shares". The shares being acquired must be qualified for sale in your state of residence.

    2. If you are exchanging for shares of another Fund in Weitz Series Fund, Inc. or have an account in Partners Value Fund, provide the name of the Fund, the account name, your address and account number and the dollar amount of shares to be exchanged.

    The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Company will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Company reserves the right to revise or terminate the telephone exchange privilege at any time.

    The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Company reserves the right at any time upon sixty days' prior notice to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.

--------------------------------------------------------------------------------
                               PRICING OF SHARES

    Each Fund's net asset value per share is determined once each day as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central time) on days on which the New York Stock Exchange is open for business.

    The net asset value per share is determined by calculating the market value of all a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding.

    In calculating net asset value of the shares of the Value, Fixed Income and Hickory Portfolios:

    1. Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices;

    2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and asked prices;

    3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors; and

    4. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

    The securities in the Government Money Market Portfolio are valued on an amortized-cost basis. Under this method of valuation, each security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. The Adviser believes that under most conditions it will be possible to maintain the net asset value of the Government Money Market Portfolio at $1.00 per share. Periodic calculations are made to compare the value of the securities the Fund owns valued at amortized cost with the market values of such securities. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's per share net asset value, or if there were any other deviation that the Board of Directors of the Company believed would result in a material dilution to shareholders, the Board of Directors would promptly consider what action, if any, should be initiated.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986 as a "regulated investment company" in part by distributing substantially all of its net income and capital gains to its shareholders. As a result, the Funds should not incur any significant federal income tax liability. Should a Fund fail to distribute the required amounts, it would be subject to a non-deductible 4% excise tax on certain undistributed taxable income and realized capital gains.

    Dividends and distributions will be paid at such times as may be required to maintain the status of the Fund as a "regulated investment company." The Fixed Income Portfolio intends to declare dividends and distribute its net income on a quarterly basis. The Government Money Market Portfolio declares dividends each business day. Dividends in the Government Money Market Portfolio are accrued and credited to your account each business day and reinvested or distributed in cash within five days of the first business day of the following month.

    Unless you have elected otherwise by checking the appropriate box on the Purchase Application either when you became a shareholder or by subsequently amending your Purchase Application, all income dividends and capital gains distributions will automatically be reinvested in additional shares of a Fund when paid. Cash payment of dividends and distributions, if requested, will generally be mailed within five days of the date such dividends and distributions are paid. Shareholders subject to federal income taxation must report dividends and distributions as income. Ordinary income distributions, such as distributions from net investment income and distributions of short-term capital gains, are taxable to shareholders as ordinary income whether received in cash or in additional shares. In addition, capital gains distributions, whether received in cash or in additional shares, are taxable as long-term capital gains regardless of how long you have owned shares of a Fund. A portion of the distributions paid by a Fund may qualify for the corporate dividends-received deduction.

    The information you will need in order to report the amount and type of dividends and distributions you receive on your tax return will be sent to you by the Company early each calendar year.

    You should consider the tax implications of buying shares of the Value, Fixed Income or Hickory Portfolios immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

    Each Fund is required by the Internal Revenue Code of 1986 to withhold 31% of distributions, redemptions, exchanges and other payments made from your account if you have not complied with certain regulations of the Internal Revenue Service. In order to avoid this withholding requirement, you must certify on your Purchase Application that the Social Security Number or Taxpayer Identification Number you have provided to the Company is correct and that either you are not currently subject to backup withholding or are exempt from backup withholding.

    For additional information relating to taxes, see "Taxation" in the Statement of Additional Information. You are advised to consult your own tax advisor for more detailed information concerning federal, state and local income taxation of Fund distributions as applied to your particular circumstances.

--------------------------------------------------------------------------------
                                   MANAGEMENT

INVESTMENT ADVISER

    Each Fund's Investment Adviser is Wallace R. Weitz & Company, a Nebraska corporation formed in March, 1983 and wholly owned by Wallace R. Weitz. The Adviser provides investment advice to each Fund and is responsible for the overall management of the Company's business affairs, subject to the supervision of the Company's Board of Directors. Under the terms of individual investment advisory contracts with each Fund, the Adviser receives a monthly fee equal to 1% per annum of the average daily net assets of the Value and Hickory Portfolios and .5% of the average daily net assets of the Fixed Income and Government Money Market Portfolios.

    Each Fund pays all expenses directly attributable to it. Certain expenses such as fees of the Company's directors and other fees not directly attributable to a particular Fund are allocated among the Funds based upon the total assets of the Funds. The Adviser has agreed to reimburse the Value and Hickory Portfolios or pay directly for a portion of the Value and Hickory Portfolio's operating expenses to the extent of the advisory fee paid if the total of such expenses exceeds 1.50% of the respective Fund's annual average net assets. The Adviser has also agreed to reimburse the Fixed Income and Government Money Market Portfolios or to pay directly for a portion of the Fixed Income or Government Money Market Portfolio's operating expenses to the extent of the advisory fee paid if the total of such expenses exceeds 1% of the respective Fund's annual average net assets.

    Wallace R. Weitz is primarily responsible for the day-to-day management of the Value Portfolio. Mr. Weitz has been in the securities business since 1970, serving as an account executive and securities analyst with G.A. Saxton & Co., Inc. from 1970 to 1973 and with Chiles, Heider & Co., from 1973 to 1983. Mr. Weitz also provides investment advice to Weitz Partners, Inc., a registered investment company consisting of one portfolio. In addition, he manages an equity-oriented private investment partnership, an income private investment partnership and certain individual accounts.

    Mr. Weitz and Thomas D. Carney are primarily responsible for the day-to-day management of the Fixed Income and Government Money Market Portfolios. Mr. Carney, who was previously a municipal securities analyst with Smith Barney, joined the Adviser as a fixed income analyst and securities trader in February, 1995 and became a co-portfolio manager for the Fixed Income and Government Money Market Portfolios in January, 1996. Mr. Weitz has managed the Fixed Income Portfolio since its inception in 1988 and the Government Money Market Portfolio since its inception in 1991.

    Richard F. Lawson is primarily responsible for the day-to-day management of the Hickory Portfolio. Mr. Lawson, a Vice President of the Adviser and a Chartered Financial Analyst, is a graduate of the Harvard Business School and has previously been associated with Temple, Barker & Sloan, a management consulting firm. Mr. Lawson has been an analyst with the Adviser since March, 1991 and a vice president since December, 1992.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES

    Wallace R. Weitz & Company also serves as the Transfer Agent, Dividend Disbursing Agent and Administrator for the Funds pursuant to the terms of an administration agreement. In this capacity it provides various administrative and compliance services to each Fund, including, among others, daily pricing of Fund shares, disbursing income dividends and capital gains distributions, maintaining shareholder accounts, shareholder servicing and monitoring compliance with recordkeeping and other regulatory requirements.

CODE OF ETHICS

    The Company and Wallace R. Weitz & Company have each adopted a written Code of Ethics which, among other things, requires all employees to obtain preclearance before executing any personal securities transactions. In addition, employees are required to report their personal securities transactions at the end of each quarter. The Code of Ethics also restricts employees from executing personal trades in a security if there are any pending orders in that security by a Fund or other clients of Wallace R. Weitz & Company, restricts portfolio managers from executing personal trades in a security for a period seven days before and seven days after a transaction in that security by any Fund managed by that portfolio manager, and prohibits employees from profiting from the purchase and sale of the same security within a period of 60 days. The Board of Directors of the Company, which reviews the administration of the Code of Ethics on an annual basis, may impose penalties for violations of the Code of Ethics.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STRUCTURE

    Weitz Series Fund, Inc., a Minnesota corporation, is authorized to issue a total of one hundred million shares of common stock in series with a par value of $.001 per share. The Board of Directors has authorized eighty million of these shares to be issued in four series, designated Value Portfolio, Fixed Income Portfolio, Government Money Market Portfolio and Hickory Portfolio. The Value Portfolio and the Government Money Market Portfolio each are authorized to issue 30 million shares. The Hickory Portfolio and the Fixed Income Portfolio each are authorized to issue 10 million shares. Upon receipt of payment for the shares, all issued and outstanding shares are fully paid, nonassessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

    On certain issues, such as the election of directors, all shares of Weitz Series Fund, Inc. vote together. The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

    Annual shareholder meetings must be held only in certain specific situations required by the Investment Company Act of 1940 or if called by the shareholders pursuant to Minnesota law. Whether annual meetings will be held in the future when not specifically required will be at the discretion of the Board of Directors of the Company.

PERFORMANCE INFORMATION

    The Funds may include their total returns in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of a Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in a Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of a Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

    The Government Money Market Portfolio may also provide information on its yield which is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of fund expenses). This income is then annualized. That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

    The Fixed Income Portfolio may also provide information on its yield which is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses. The yield calculation assumes that net investment income earned over 30 days is compounded semiannually and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.

    YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA PRESENTED REPRESENTS PAST PERFORMANCE OF A FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT SHARES IN THE VALUE, FIXED INCOME AND HICKORY PORTFOLIOS WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE CAN BE NO ASSURANCE THAT THE GOVERNMENT MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    The Value Portfolio and Hickory Portfolio may compare their respective performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lipper Growth Fund (Hickory Portfolio), the Lipper Growth and Income Fund Index (Value Portfolio) and the NASDAQ and Value Line Composites. The Fixed Income Portfolio may compare its performance to that of indices of bond prices and yields prepared by Lehman Brothers and Salomon Brothers, Inc. The Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

DISTRIBUTOR

    The Funds are distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Wallace R. Weitz & Company, the Funds' investment adviser. Weitz Securities, Inc. is wholly owned by Wallace R. Weitz. Shares of each Fund are sold without any sales commissions or other transaction fees. Weitz Securities, Inc. pays any sales or promotional costs incurred in connection with the sale of shares of the Funds.

CUSTODIAN

    Norwest Bank Nebraska, N.A., 1919 Douglas Street, Omaha, Nebraska 68102, is the Custodian for the Funds.

AUDITOR

    McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent certified public accountant and auditor for the Company.

LEGAL COUNSEL

    Dechert Price & Rhoads, 1500 K Street NW, Washington, D.C. 20005 is the Company's legal counsel.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Investment Adviser or the Distributor. This Prospectus does not constitute an offering by the Distributor in any state in which such offering may not lawfully be made.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            WEITZ SERIES FUND, INC.

--------------------------------------------------------------------------------

                                VALUE PORTFOLIO
                             FIXED INCOME PORTFOLIO
                                GOVERNMENT MONEY
                                MARKET PORTFOLIO
                               HICKORY PORTFOLIO
                          ---------------------------
                          ---------------------------

                                   PROSPECTUS

                                 JULY   , 1997

                      ------------------------------------
                               INVESTMENT ADVISER
                           WALLACE R. WEITZ & COMPANY
                          One Pacific Place, Suite 600
                             1125 South 103 Street
                           Omaha, Nebraska 68124-6008
                    ----------------------------------------

                               Weitz Series Fund, Inc.

                         STATEMENT OF ADDITIONAL INFORMATION

                                    July    , 1997

                                  Table of Contents


                                                                        Page
                                                                        ----
General Information
    Investment Objective and Policies
    Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . .     1
Investment Objective, Policies and Restrictions-
    Value Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . .     2
Investment Objective, Policies and Restrictions-
    Fixed Income Portfolio . . . . . . . . . . . . . . . . . . . . . .     6
Investment Objective, Policies and Restrictions-
    Government Money Market Portfolio. . . . . . . . . . . . . . . . .     8
Investment Objective, Policies and Restrictions-
    Hickory Portfolio. . . . . . . . . . . . . . . . . . . . . . . . .    10
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .    14
Directors and Executive Officers . . . . . . . . . . . . . . . . . . .    15
Investment Advisory and Other Services . . . . . . . . . . . . . . . .    17
Portfolio Transactions and Brokerage Allocations . . . . . . . . . . .    20
Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . .    23
Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
Calculation of Performance Data. . . . . . . . . . . . . . . . . . . .    26
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .    29
Appendix A - Interest Rate Futures Contracts, Bond
    Index Futures, and Related Options . . . . . . . . . . . . . . . .   A-1
Appendix B - Ratings of Corporate Obligations
    and Commercial Paper . . . . . . . . . . . . . . . . . . . . . . .   B-1



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus of the Value Portfolio, Fixed Income Portfolio, Government Money Market Portfolio and Hickory Portfolio dated
July   , 1997, and should be read in conjunction therewith.  Copies of the
Prospectus may be obtained from the Company at 1125 South 103 Street, Suite 600, Omaha, Nebraska, 68124-6008.

                                 GENERAL INFORMATION

    The shares of Weitz Series Fund, Inc. (the "Company") are offered in series with each series designated as and representing a separate portfolio of investments with its own investment objectives, policies and restrictions (such series referred to herein as a "Fund" or, collectively, as the "Funds"). At the present time, only four series are authorized and are designated Value Portfolio, Fixed Income Portfolio, Government Money Market Portfolio and Hickory Portfolio. The investment objective and policies of each Fund are set forth below.

    INVESTMENT OBJECTIVES AND POLICIES The Value Portfolio, Fixed Income Portfolio and Government Money Market Portfolio are diversified investment management companies as defined under the Investment Company Act of 1940 ("1940 Act") and the Hickory Portfolio is a nondiversified investment management company as defined under the 1940 Act. All Funds are diversified investment management companies as determined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Investment Objective, Policies and Restrictions" for each Fund below and see "Taxation".

    Unless otherwise indicated, the investment restrictions as set forth separately below for the Value Portfolio, Fixed Income Portfolio, Government Money Market Portfolio and Hickory Portfolio are considered fundamental policies and cannot be changed without the vote of the holders of a majority of the respective Fund's outstanding shares. "Majority," as used herein means the lesser of (a) 67% of the Fund's outstanding shares voting at a meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) a majority of the respective Fund's outstanding shares.


    Any investment restriction or limitation referred to below or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and results therefrom.



    PORTFOLIO TURNOVER The portfolio turnover rate for the Value Portfolio, Fixed Income Portfolio and Hickory Portfolio is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. Because the Government Money Market Portfolio invests solely in short term securities, portfolio turnover is not relevant. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The portfolio turnover for the Value Portfolio for the periods ending March 31, 1997 and March 31, 1996 was 39% and 40% respectively. The portfolio turnover for the Fixed Income Portfolio for the periods ending March 31, 1997 and March 31, 1996 was 24% and 28% respectively. The portfolio turnover for the Hickory Portfolio for each of the periods ending March 31, 1997 and March 31, 1996, was 28%. The Value Portfolio, Fixed Income Portfolio and Hickory Portfolio are not expected to have a portfolio turnover rate in excess of 100%. The turnover rate will not be a limiting factor when management deems portfolio changes appropriate.

The higher a portfolio's turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.


           INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-VALUE PORTFOLIO

    GENERAL Ordinarily, the Value Portfolio will be principally invested in common stocks and other securities convertible to equity, such as rights, warrants, convertible bonds and preferred stock. The Fund has, however, adopted a policy which permits Wallace R. Weitz & Company (the "Investment Adviser") to invest a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market mutual fund shares when the Investment Adviser believes that prevailing market or economic conditions warrant a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which are typically tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

    INDUSTRY CONCENTRATION Although the Value Portfolio will not concentrate its investments in any one industry, it reserves the right to invest up to 25% of the value of its assets (at the time of purchase and after giving effect thereto) in the securities of companies principally engaged in a particular industry.

    CONVERTIBLE SECURITIES In addition to common and preferred stocks, the Value Portfolio may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends. Convertible corporate debt securities purchased by the Value Portfolio will primarily be of investment grade (e.g., Moody's Investors Service rating Aaa, Aa, A or Baa; Standard & Poor's Corporation rating AAA, AA, A or BBB), as evidenced by ratings of established rating agencies or similar criteria.

    WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.



    INVESTMENT COMPANY SHARES The Value Portfolio may purchase securities of other investment companies subject to the restrictions of the 1940 Act. The Value Portfolio does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Value Portfolio has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value.


    FOREIGN SECURITIES The Value Portfolio may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Value Portfolio may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Value Portfolio will not invest in forward foreign currency contracts. While the Value Portfolio has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors.

    Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    RESTRICTED/ILLIQUID SECURITIES The Value Portfolio may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Value Portfolio will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 10% of the value of the Value Portfolio's total assets (at the time of investment, giving effect thereto). Restricted and illiquid securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. See "Pricing of Shares" in the Prospectus. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

    COVERED CALL OPTIONS The Value Portfolio may write covered call options to generate premium income which is considered by the Investment Adviser to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date, normally within 270 days. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the Value Portfolio's income since it receives a payment (the "premium") for writing the option. To the extent that it writes covered call options, the Value Portfolio will forego any opportunity for appreciation in the underlying securities above the strike price during the term of the option, as the underlying securities will be subject to certain deposit procedures and, therefore, unavailable for sale. The Value Portfolio may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by "closing out" the covered call, that is, purchasing an identical call in the open market. However, there is no assurance that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.


    SHORT SALES, PUT AND CALL OPTIONS The Value Portfolio may engage in short sales and sell put and call options. Short sales involve the sale of a security that the Value Portfolio does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Value Portfolio engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Value Portfolio would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Value Portfolio may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Value Portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Value Portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Value Portfolio would forego the potential realization of the increased value of the shares sold short.

    Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Value Portfolio could lose the entire cost of those puts and calls which expire worthless.


    FUNDAMENTAL INVESTMENT RESTRICTIONS  The Value Portfolio may not:

    1. Underwrite the securities of other issuers, except the Value Portfolio may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

    2. Purchase or sell real estate or interests in real estate, but the Value Portfolio may purchase marketable securities of companies holding real estate or interests in real estate.

    3.   Purchase or sell commodities or commodity futures contracts.

    4. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended) other than that as set forth below in restriction number 6, except to the extent that the Fund is permitted to use options.

    5. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; provided that the Value Portfolio may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the 10% restriction applicable to the purchase of not readily marketable securities.

    6. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Value Portfolio's net assets at the time any borrowing is made.


    7. Purchase securities on margin, but the Value Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

    8. Participate on a joint or joint and several basis in any securities trading account.

    9. Invest in companies for the purpose of exercising management or control.


    10. As to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in U.S.

Government securities), nor own more than 10% at the time of, and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

    11. Adopt any investment objective otherwise than as described under "Investment Objective and Policies" in the Prospectus.


                   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                                FIXED INCOME PORTFOLIO

    REPURCHASE AGREEMENTS The Fixed Income Portfolio may invest in repurchase agreements on U.S. Government Securities. The Fund's Custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fixed Income Portfolio will promptly provide additional collateral so that the total collateral is an amount at least equal to the repurchase price plus accrued interest.

INTEREST RATE FUTURES, BOND INDEX FUTURES, AND RELATED OPTIONS THEREON The Fixed Income Portfolio may utilize interest rate futures and index futures and related options. See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

FUNDAMENTAL INVESTMENT RESTRICTIONS-FIXED INCOME PORTFOLIO Unless otherwise specified below, the Fixed Income Portfolio will not:

    1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

    2. Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by the Fixed Income Portfolio shall not exceed 10% of the value of the total assets of the Fixed Income Portfolio.)

    3. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended), other than as set forth in restriction number 4 below and except to the extent that using options and futures contracts may be deemed to constitute issuing a senior security.

    4. Borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of the Fixed Income Portfolio's net assets at the time any borrowing is made.

    5. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

    6. Make short sales of securities or maintain a short position; except that the Fixed Income Portfolio may make short sales against the box or maintain short positions if at all times when a short position is open the Fixed Income Portfolio owns an equal amount of identical securities equal in amount to the securities sold short; and no more than 10% of the Fixed Income Portfolio's net assets (taken at current value) will be held as collateral for such short sales at any one time. (A short position in a futures contract is not considered a short sale for this purpose.)

    7. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Fixed Income Portfolio may make margin deposits in connection with futures contracts.

    8. Write, purchase or sell puts, calls and purchase and sell puts and calls or bond index futures except as bona fide hedging activities as described in Appendix A hereto.

    9.   Invest for the purpose of exercising control or management.

    10. Purchase or sell commodities or commodity futures contracts, except that the Fixed Income Portfolio may purchase and sell interest rate futures, bond index futures and options thereon for bona fide hedging purposes.

    11. Purchase or sell real estate or real estate mortgage loans, except that the Fixed Income Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    12. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Fixed Income Portfolio may purchase or sell securities of companies investing in the foregoing.

    13. Participate on a joint or a joint and several basis in any securities trading account (as prohibited by Section 12(a)2 of the Investment Company Act of 1940) except to the extent that the staff of the Securities and Exchange Commission may in the future grant exemptive relief therefrom.

    14. Act as an underwriter of securities of other issuers, except the Fixed Income Portfolio may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

    15. Invest more than 10% of the Fixed Income Portfolio's net assets in (i) restricted securities and other illiquid assets, such as securities with no readily available market quotation, (ii) securities of other investment companies purchased pursuant to Section 12(d)(1)(F) to the extent that such securities of any one issuer would exceed 1% of such issuer's total outstanding securities, or (iii) repurchase agreements with maturities of more than seven days.

    16.  Invest more than 5% of its total assets in foreign securities.

    17. Purchase the securities of other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940, in the open market where to the best information of the Investment Adviser no commission, profit, or sales load to a sponsor or dealer (other than the customary broker's commission) results from such a purchase where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Fixed Income Portfolio and all affiliated persons of the Fixed Income Portfolio, (ii) no issuer of a security acquired by the Fixed Income Portfolio pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Fixed Income Portfolio.

    18. As to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (excluding U.S. Government securities), nor own more than 10% at the time of, and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

    19. Make loans to other persons except that the Fixed Income Portfolio may purchase fixed income securities and enter into repurchase agreements on U.S. Government securities.

    20. Invest more than 15% of its total assets in (i) securities rated below BBB by Standard & Poor's or Baa by Moody's, or (ii) unrated securities which have been determined by the Investment Adviser to be of a quality at least equal to the rated securities in which the Fixed Income Portfolio is permitted to invest.

    While the Fixed Income Portfolio is permitted to make short sales in compliance with Investment Restriction No. 6 and invest in illiquid securities in compliance with Investment Restriction No. 15, the Investment Adviser does not intend to engage in such transactions at this time and will not do so in the future unless the Prospectus is amended to disclose such practices.


                   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
                          GOVERNMENT MONEY MARKET PORTFOLIO

    INVESTMENT POLICIES The Government Money Market Portfolio will invest substantially all of its assets (not less than 90%) in debt obligations with maturities of not exceeding 13 months issued or guaranteed by the U.S. Government and its agencies and instrumentalities and repurchase agreements thereon. The Government Money Market Portfolio may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Government securities. As a matter of operating policy, the Government Money Market Portfolio will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Government Money Market Portfolio's assets in such repurchase agreements. The Government Money Market Portfolio may purchase such securities on a when issued or forward commitment basis and will maintain a segregated account with the custodian of cash or liquid U.S. Government obligations in an aggregate amount equal to the amount of its commitment in connection with such purchases.


    FUNDAMENTAL INVESTMENT RESTRICTIONS The Government Money Market Portfolio may not:

    1. Purchase securities except in compliance with Rule 2a-7 under the Investment Company Act of 1940.

    2. Purchase any securities except debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase and reverse repurchase agreements thereon or the securities of other registered management investment companies which are sold without a sales charge and which are "Money Market Funds" complying with Rule 2a-7 of the Investment Company Act of 1940 and which have investment objectives and policies comparable to those of the Government Money Market Portfolio;

    3.   Underwrite the securities of other issuers;

    4.   Purchase or sell real estate or investments in real estate;

    5.   Purchase or sell commodities or commodities futures contracts;

    6. Issue any senior securities (as defined in the Investment Company Act of 1940) other than that as set forth below in restriction number 7.

    7. Borrow money (including reverse repurchase agreements) except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Government Money Market Portfolio's net assets at the time any borrowing is made;

    8. Purchase securities on margin, except to obtain short term credits as may be necessary for the clearance of purchases and sales of securities;

    9. Make loans to other persons, except by the purchase of a portion of an issue of publicly distributed bonds or other debt instruments and engaging in reverse repurchase agreements;

    10. Make short sales of securities or sell puts, calls, straddles, spreads or combinations thereof;

    11. Purchase the securities of other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940, in the open market where to the best information of the Investment Adviser no commission, profit, or sales load to a sponsor or dealer (other than the customary broker's commission) results from such a purchase and where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Government Money Market Portfolio and all affiliated persons of the Government Money Market Portfolio,
(ii) no issuer of a security acquired by the Government Money Market Portfolio pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Government Money Market Portfolio;

    12. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts;

    13. Pledge, mortgage or hypothecate its assets, except as is necessary to secure borrowings permitted by restriction number 7 above, so long as such pledge of securities does not exceed 25% of the value of the Government Money Market Portfolio's assets;

    14.  Invest in securities for the purpose of exercising control;

    15. Purchase any security other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result more than 5% of the value of the Government Money Market Portfolio total assets would then be invested in securities of any single issuer.


          INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-HICKORY PORTFOLIO

    GENERAL Ordinarily, the Hickory Portfolio will be principally invested in common stocks and other securities convertible to equity, such as rights, warrants, convertible bonds and preferred stock. The Fund has, however, adopted a policy which permits the Investment Adviser to invest a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government and governmental agency and instrumentality obligations, or funds may be retained in cash or cash equivalents, such as money market mutual fund shares when the Investment Adviser believes that prevailing market or economic conditions warrant a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which are typically tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

    INDUSTRY CONCENTRATION Although the Hickory Portfolio will not concentrate its investments in any one industry, it reserves the right to invest up to 25% of the value of its assets (at the time of purchase and after giving effect thereto) in the securities of companies principally engaged in a particular industry.

    CONVERTIBLE SECURITIES In addition to common and preferred stocks, the Hickory Portfolio may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends. Convertible corporate debt securities purchased by the Hickory Portfolio will primarily be of investment grade (e.g., Moody's Investors Service rating Aaa, Aa, A or Baa; Standard & Poor's Corporation rating AAA, AA, A or BBB), as evidenced by ratings of established rating agencies or similar criteria.


    WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.



    INVESTMENT COMPANY SHARES The Hickory Portfolio may purchase securities of other investment companies subject to the restrictions of the 1940 Act. The Hickory Portfolio does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Hickory Portfolio has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value.


    FOREIGN SECURITIES The Hickory Portfolio may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Hickory Portfolio may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Hickory Portfolio will not invest in forward foreign currency contracts. While the Hickory Portfolio has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors.

    Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    RESTRICTED/ILLIQUID SECURITIES The Hickory Portfolio may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Hickory Portfolio will not invest in any such restricted securities which will cause the then aggregate value of all such securities to exceed 10% of the value of the Hickory Portfolio's net assets (at the time of investment, giving effect thereto). Restricted securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. See "Pricing of Shares" in the Prospectus. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

    COVERED CALL OPTIONS The Hickory Portfolio may write covered call options to generate premium income which, as previously discussed, is considered by the Investment Adviser to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date, normally within 270 days. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the Hickory Portfolio's income since it receives a payment (the "premium") for writing the option. To the extent that it writes covered call options, the Hickory Portfolio will forego any opportunity for appreciation in the underlying securities above the strike price during the term of the option, as the underlying securities will be subject to certain deposit procedures and, therefore, unavailable for sale. The Hickory Portfolio may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by "closing out" the covered call, that is, purchasing an identical call in the open market. However, there is no assurance that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.


    SHORT SALES, PUT AND CALL OPTIONS The Hickory Portfolio may engage in short sales and sell put and call options. Short sales involve the sale of a security that the Hickory Portfolio does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Hickory Portfolio engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Hickory Portfolio would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Hickory Portfolio may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Hickory Portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Hickory Portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Hickory Portfolio would forego the potential realization of the increased value of the shares sold short.

    Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Hickory Portfolio could lose the entire cost of those puts and calls which expire worthless.


    FUNDAMENTAL INVESTMENT RESTRICTIONS  The Hickory Portfolio may not:

    1. Underwrite the securities of other issuers, except the Hickory Portfolio may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

    2. Purchase or sell real estate or interests in real estate, but the Hickory Portfolio may purchase marketable securities of companies holding real estate or interests in real estate.

    3.   Purchase or sell commodities or commodity futures contracts.

    4. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended) other than that as set forth below in restriction number 6.

    5. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; provided that the Hickory Portfolio may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the 10% restriction applicable to the purchase of restricted or illiquid securities.

    6. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Hickory Portfolio's total assets at the time any borrowing is made.

    7. Purchase securities on margin, but the Hickory Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


    8. Participate on a joint or joint and several basis in any securities trading account.

    9. Invest in companies for the purpose of exercising management or control.


    10. As to 50% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in government securities), nor at the time of, and giving effect to, a particular purchase, own more than 10% of the outstanding voting securities of any one issuer.

    11. Adopt any investment objective otherwise than as described under "Investment Objective and Policies" in the Prospectus.


                                  PURCHASE OF SHARES

    See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Portfolios.


    To purchase shares, a shareholder should complete a Purchase Application and transfer funds for such purchase either by sending a check or a wire transfer to the Fund. The price paid for such shares will be the next determined net asset value after the Fund receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted. Net asset value of a Fund's shares is determined once each day at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time). If the completed order is received before such time, an order will be effective the same day and the investor will become a shareholder of record that day. If the order is received after such time the investor will become a shareholder of record at the net asset value determined the following business day.


    When an investor purchases shares of the Funds, a shareholder's investment account is opened in his/her name on the books of the Company. No certificates for shares are issued. A continuing permanent record of each shareholder's investment account is maintained by the Company. After every transaction shareholders will receive a statement showing the details of the transaction and the number of shares held in the shareholder's investment account. Dividends and capital gains distributions will be invested in additional shares of the Funds, unless the shareholder has elected on the Purchase Application or has subsequently directed the Company that the shareholder will receive such distributions in cash.



                           DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to the officers and directors of the Fund:



Wallace R. Weitz*            President, Wallace R. Weitz & Company, a
President, Treasurer         registered investment adviser, since July
and Director                 1983; President, Weitz Securities, Inc., a
Age: 48                      registered broker-dealer, since its inception in
                             January 1986; President, Treasurer and Director,
                             Weitz Value Fund, Inc., a registered investment company, January 1986 until March 1990; President,
                             Treasurer and Director, Weitz Partners, Inc., a registered investment company, since July, 1993;
                             previously employed as account executive and financial analyst for Chiles, Heider & Co., Inc.
                             (1973-1983) and G. A. Saxton & Co., Inc.
                             (1970-1973); Chartered Financial Analyst and 1970 graduate of Carleton College with degree in economics.


John W. Hancock              Partner, Hancock & Dana (certified public
Director                     accountants) since its inception in 1985; Vice
Age: 49                      President, Wallace R. Weitz & Company, July
                             1988-December 1988; Director, Weitz Value Fund,
                             Inc., January 1986 until March 1990; Director,
                             Weitz Partners, Inc. since July 1993; Senior Tax
                             Manager, Peat, Marwick, Mitchell & Co. (Omaha,
                             Nebraska) from 1978 to 1985.


Thomas R. Pansing, Jr.*      Partner, Gaines, Mullen, Pansing & Hogan,
Director                     attorneys, since 1973; Director, Weitz Value Fund,
Age: 52                      Inc., January 1986 until March 1990; Director,
                             Weitz Partners, Inc. since July, 1993.

Richard D. Holland           Prior to his retirement in 1984, Mr. Holland was
Director                     Vice Chairman, Rollheiser, Holland & Kahler
Age: 76                      (1979-1984) (advertising) and President of
                             Holland, Dreves & Reilly (1954-1979)
                             (advertising); Director, Weitz Partners, Inc.
                             since June, 1995.


Delmer L. Toebben            President, Curzon Advertising & Display, Inc.
Director                     since 1977; Director, Weitz Partners, Inc., since
Age: 66                      July, 1996.


Lorraine Chang               Independent Consultant (organizational change
Director                     strategies-government and non-profit
Age: 46                      organizations) since 1995; Associate Assistant
                             Secretary, United States Department of Labor
                             (1993-1995); General Manager, Union Pacific
                             Railroad (1980-1987); Law Department, Union
                             Pacific Railroad (1980-1987); Director, Weitz
                             Partners, Inc. since June, 1997.


Mary K. Beerling             Vice President, Wallace R. Weitz & Company since
Vice President and           July 1994; Vice President, Weitz Securities,
Secretary                    Inc., since July 1994; Vice President and
Age: 56                      Secretary, Weitz Partners Inc., July 1994;
                             Partner, Kutak Rock, attorneys, from 1989 to 1994.


Linda L. Lawson              Vice President, Wallace R. Weitz & Company since
Vice President               June, 1992; Vice President, Weitz Partners, Inc.
Age: 43                      since July, 1993; Manager, Marketing Financial
                             Management, Mutual of Omaha, Omaha, NE, 1988-1992;
                             Assistant Treasurer, Farm Credit Banks, Omaha, NE,
                             1983-1988.  Ms. Lawson is the sister of Richard F.
                             Lawson.








Richard F. Lawson            Vice President, Wallace R. Weitz & Company since
Vice President and           December 1992 and a financial analyst since
Assistant Secretary          January 1991; Portfolio Manager, Weitz Series
Age: 39                      Fund, Inc., since 1992; Vice President and
                             Assistant Secretary, Weitz Partners, Inc. since
                             July 1993; Vice President and Director, Weitz
                             Securities, Inc. Since March, 1995; Associate,
                             Temple, Barker & Sloane, Inc., Massachusetts,
                             July, 1984-September, 1989;  Chartered Financial
                             Analyst; MBA, Harvard Business School, 1984.  Mr.
                             Lawson is the brother of Linda L. Lawson.



    *Mr. Weitz and Mr. Pansing are "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund and the Investment Adviser. The mailing address of all officers and directors of the Fund is 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008.

    COMPENSATION TABLE The table below sets forth certain information with respect to compensation of all directors of the company for the fiscal year ended March 31, 1997. Under the Advisory Agreement remuneration of officers is paid by the Investment Adviser.




                                  COMPENSATION TABLE

                                                         Total compensation from
                                       Aggregate         Fund and Weitz Partners
           Name of                  compensation from      Fund, Inc. paid to
       Person, Position                 the Fund                directors
       ----------------             -----------------    -----------------------

Lorraine Chang (1)                     $  -0-                   $  -0-

Carroll E. Fredrickson, Director (2)    2,004                    2,700

John W. Hancock, Director               6,206                    8,200

Richard D. Holland, Director            5,506                    7,300

Thomas R. Pansing, Jr., Director        5,904                    7,600

Delmer L. Toebben (3)                   4,000                    5,000

Wallace R. Weitz, Director (4)           N/A                      N/A



(1)    Ms. Chang became a member of the Board of Directors June 2, 1997.
(2) Mr. Fredrickson resigned his position as a member of the Board of Directors effective July 29, 1996.
(3)    Mr. Toebben became a member of the Board of Directors July 24, 1996.
(4) As a director who is also an officer of the Investment Adviser, Mr. Weitz received no compensation for his service as a director.

    MANAGEMENT OF THE INVESTMENT ADVISER Mr. Weitz is president, treasurer, a director and sole shareholder of the Investment Adviser. He intends to devote substantially all his time to the business of the Investment Adviser.


                        INVESTMENT ADVISORY AND OTHER SERVICES

    GENERAL  The investment adviser and administrator for the Funds is Wallace
R. Weitz & Company. The Investment Adviser acts as such pursuant to a written agreement with each Fund which will be periodically approved by the directors or the shareholders of the respective Fund. Weitz Securities, Inc. acts as the Fund's distributor ("Distributor"). The address for the Investment Adviser and Distributor is 1125 South 103 Street, Suite 600, Omaha, Nebraska, 68124-6008.

    CONTROL OF THE ADVISER AND THE DISTRIBUTOR The Adviser and Distributor are wholly owned by Wallace R. Weitz.

    THE INVESTMENT ADVISORY AGREEMENTS Wallace R. Weitz & Co. acts as the Investment Adviser to the Funds under individual Management and Investment Advisory Agreements ("Advisory Agreements") with each Fund. The Advisory Agreement with respect to the Fixed Income Portfolio was last approved by the Board of Directors on February 10, 1997, and was approved by the shareholders of the Fixed Income Portfolio at the meeting of shareholders on July 19, 1989. The Advisory Agreement with respect to the Value Portfolio was last approved by the Board of Directors on February 10, 1997, and approved by the sole shareholder Weitz Value Fund,

Inc. pursuant to authority granted by the shareholders of Weitz Value Fund, Inc. on March 30, 1990, in connection with the merger of Weitz Value Fund, Inc. into the Fund. The Advisory Agreement for the Government Money Market Portfolio was last approved by the Board of Directors on February 10, 1997, and was approved by its shareholders on June 17, 1992. The Investment Advisory Agreement for the Hickory Portfolio was last approved by the Board of Directors on February 10, 1997.

    The Advisory Agreements terminate automatically in the event of assignment. In addition, the Advisory Agreements are terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of each Funds' outstanding voting securities on not more than 60 days' written notice to the Investment Adviser, or by the Investment Adviser, on not more than on 60 days' written notice to the Company. Unless sooner terminated, the Advisory Agreements shall continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the respective Fund, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


    Pursuant to the Advisory Agreements, the Fund agrees to pay to the Investment Adviser a monthly advisory fee equal to .5% on an annual basis of the Fixed Income Portfolio's and the Government Money Market Portfolio's average daily net assets and 1% of the Value Portfolio's and Hickory Portfolio's average daily net assets. The total amount of advisory fees paid to the Investment Adviser for the fiscal years ended March 31, 1997, 1996 and 1995 was $2,514,149, $1,429,179, and $1,118,554 respectively for the Value Portfolio, $88,889, $50,292, and $31,185 respectively for the Hickory Portfolio, and $86,579, $71,277, and $88,597 respectively for the Fixed Income Portfolio. Advisory fees owed by the Government Money Market Portfolio were $26,351, $17,638 and $10,322 for the fiscal years ended March 31, 1997, 1996 and 1995, respectively. After fee waivers the Government Money Market Portfolio paid $13,175, $8,819 and $5,161, respectively, for such fiscal years.


    Under the Advisory Agreements, the Investment Adviser is responsible for selecting the Funds' securities. The Investment Adviser will also provide certain management and certain other personnel to the Fund. The Distributor, Weitz Securities, Inc., in its capacity of principal underwriter, will bear any sales or promotional costs incurred in connection with the sale of the shares of the Funds.

    The Company will pay all expenses of operations not specifically assumed by the Investment Adviser. These will include, without limitation: custodian, administrative, transfer agent and shareholder recordkeeping charges; charges for the services of legal counsel and independent public accountants; compensation of directors other than those directors who are also officers of the Investment Adviser and expenses incurred by them in connection with their services to the Fund; expenses of printing and distributing to shareholders notices, proxy solicitation material, prospec-tuses and reports; brokers' commissions; taxes; interest, payment of premiums for certain insurance carried by the Company; and expenses of complying with federal, state and other laws. Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Funds.

    The Advisory Agreements provide that neither the Investment Adviser nor any of its officers or directors, agents or employees will have any liability to the Company or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as Investment Adviser under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations under the Advisory Agreement. The Investment Adviser has contractually retained all rights to the use of the name "Weitz" by the Fund. In the event the Company entered into an agreement with another investment adviser the Company could be required to change its corporate name.


    The Adviser has voluntarily agreed to reimburse the Value Portfolio and the Hickory Portfolio, to the extent of the advisory fee paid, to the extent that expenses, excluding interest, taxes and brokerage commissions, exceed 1.50% annually of its average daily net assets and has agreed to reimburse the Fixed Income Portfolio and the Government Money Market Portfolio to the extent of the advisory fee paid, for their expenses, excluding interest, taxes and brokerage commissions, which exceed 1% annually of their respective average daily net assets.



    THE ADMINISTRATOR The Adviser has also been engaged as the Fund's Administrator under an Administration Agreement. Under this Agreement the Funds pay a monthly fee based upon the costs to the Administrator of providing services to the Fund based upon the Administrator's reasonable allocation of expenses, but not to exceed .30% of average daily net assets for the Value Portfolio and .25% of average daily net assets for the Fixed Income, Government Money Market and Hickory Portfolios. Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing. The cap of .30% or .25%, as the case may be, may be decreased from time to time. The cap cannot, however, be increased without the approval of the Board of Directors of the Fund. The administrative fees for the fiscal year ended March 31, 1997 were .20% for the Value Portfolio, and after fee waivers were .07% for the Fixed Income Portfolio, 0.0% for the Government Money Market Portfolio, and .19% for the Hickory Portfolio. The total amount of fees owed under the Administration Agreement for the fiscal years ended March 31, 1997, 1996 and 1995, respectively, was $504,410, $346,065 and $319,758 for the Value
Portfolio, $43,290, $35,532 and $39,684 for the Fixed Income Portfolio, $13,175, $8,819 and $5,161 for the Government Money Market Portfolio and $22,222, $12,573 and $7,024 for the Hickory Portfolio. After fee waivers, the Fixed Income Portfolio paid $11,982, $10,821 and $13,614 for such fiscal years and the Hickory Portfolio paid $17,068, $6,922 and $4,027 for such fiscal years. All administrative fees for the

Government Money Market Portfolio were waived in such fiscal years. No administrative fees were waived for the Value Portfolio in such fiscal years.


    THE DISTRIBUTOR The Distributor offers shares of the Funds on a continuous basis without compensation from the Company.


    OTHER SERVICES The custodian for the Funds is Norwest Bank, N.A., Omaha, Nebraska. The Company's accountant is McGladrey & Pullen, LLP, New York, New York. The Company's legal counsel is Dechert Price & Rhoads, Washington, DC.



                   PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

    The Investment Adviser furnishes advice and recommendations with respect to the Funds' investment decisions and determines the broker to be used in each specific transaction. Principal market makers will be used for the execution of transactions of unlisted securities unless it has been determined that better price and execution are available elsewhere.

    The Investment Adviser attempts to obtain from brokers the most favorable price and execution available. In determining the most favorable price and execution all factors relevant to the Funds' best interest are considered, including, for example, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, the Investment Adviser may place orders for the purchase or sale of Fund securities with brokers or dealers who have provided research, statistical or other financial information.

    Because of such factors, most of which are subject to the best judgment of the Investment Adviser, the Investment Adviser may pay a broker which provides brokerage and research services to a Fund an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, provided that the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker effecting the transactions, viewed in terms of either that particular transaction or the ability to execute possibly difficult transactions in the future. Such research services furnished by brokers through whom the Investment Adviser effects securities transactions are used by the Investment Adviser in servicing all of its accounts and are not used exclusively with respect to transactions for the Funds.

    Brokerage and research services, as provided in Section 28(e)(3) of the Securities Exchange Act of 1934, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

    During the fiscal years ended March 31, 1997, 1996 and 1995, the Fund paid the following brokerage commissions for securities transactions in the
Portfolios:


                                      Fiscal Years Ended March 31,
    PORTFOLIOS                     1997           1996           1995
     ----------                     ----           ----           ----
    Value                       689,400        452,206        264,700
    Fixed Income                  8,538          9,647          4,500
    Government Money Market         234            -0-            -0-
    Hickory                      41,382         29,572         16,137




    The percent of total commissions paid by each Fund during the fiscal year ended March 31, 1997 to firms that provided research service to the Investment Adviser was 85% for the Value Portfolio, 44% for the Fixed Income Portfolio, 0% for the Government Money Market Portfolio and 93% for the Hickory Portfolio.



    As of March 31, 1997, Fixed Income Portfolio owned $1,002,679 aggregate amount of the securities of Merrill, Lynch & Co., a regular broker-dealer of the Funds within the meaning of Rule 10b-1 of the Investment Company Act of 1940.


    OPTION TRADING LIMITS The writing by the Company of options on securities is subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds, if any, and by other investment advisory clients of the Adviser. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The Investment Adviser believes it is unlikely that the level of option trading by the Company will exceed applicable limitations.


                                    CAPITAL STOCK



On June 30, 1997, the Fund had         ,            ,              and
shares outstanding designated Value Portfolio, Fixed Income Portfolio, Government Money Market Fund and Hickory Portfolio respectively. As of such date the directors and officers of the Company owned collectively the amounts of each Fund set forth below. Also of such date the persons set forth below owned 5% or more of the shares of a Fund.

VALUE PORTFOLIO

The Officers and Directors of the Fund owned             shares or   % of the
Value Portfolio's outstanding shares.

No persons owned of record or were known to own beneficially 5% or more of the shares of the Value Portfolio.

FIXED INCOME PORTFOLIO

The Officers and Directors of the Fund owned         shares or     % of the
outstanding shares of the Fixed Income Portfolio.

    NAME AND ADDRESS           SHARES/NATURE OF OWNERSHIP                %

GOVERNMENT MONEY MARKET

The Officers and Directors of the Fund owned              shares or    % of the
Government Money Market Portfolio's outstanding shares.

    NAME AND ADDRESS           SHARES/NATURE OF OWNERSHIP                %




HICKORY PORTFOLIO

The Officers and Directors of the Fund owned            or       % of the
Hickory Portfolio's outstanding shares.

    NAME AND ADDRESS             SHARES/NATURE OF OWNERSHIP              %

------------------------

*Director and/or Officer
**5% Shareholder

    The Articles of Incorporation provide that the shareholders have the right to remove directors upon the vote of two-thirds of the outstanding shares at a meeting called for such purpose. The Board of Directors must promptly call a meeting for the removal of a director if recordholders of not less than 10% of the outstanding shares request in writing that such a meeting be held. The Company is obligated to facilitate shareholder communications by providing shareholder lists and related information only if 10 or more shareholders, who have been shareholders for at least six months before application and who own, in the aggregate, shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Board of Directors in writing, stating they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting. Such application must be accompanied by the form of communication proposed.


                           DETERMINATION OF NET ASSET VALUE

    The method for determining the public offering price of the Value
Portfolio, Fixed Income Portfolio, Government Money Market Portfolio or Hickory Portfolio shares is described in the Prospectus in the text under the captions "Pricing of Shares." The net asset value of the Fund shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New

Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


    The Securities and Exchange Commission adopted Rule 2a-7 under the Investment Company Act of 1940 which permits the Company to compute the Government Money Market Portfolio's net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors must establish procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Directors as to the extent of any deviation of net asset value based on available market quotations from the Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Directors will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, but in any event, not longer than 90 days, must limit portfolio investments to those instruments which the Board of Directors determines present minimal credit risks, and must observe certain other reporting and recordkeeping procedures.

    Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates or the market value of the security. Accordingly, U.S. Government obligations held by the Fund will be valued at their amortized cost, which normally will be their face amount. Other assets and securities are valued at a fair value determined, in good faith, by the Board of Directors.

    The amortized cost method of valuation may result in some dilution of a shareholder's interest in the Fund insofar as general market increases and decreases of interest rates usually have an inverse effect on the value of debt instruments. However, the significance of the effect of such general market increases and decreases in interest rates directly corresponds to the maturity of the debt instruments, that is, the change in the market value of the underlying debt instruments and the corresponding change in the premium or discount of such instruments is greater when maturities are larger and less when maturities are shorter.


    The portfolio securities of the Value Portfolio, Fixed Income Portfolio and Hickory Portfolio fluctuate in value, and hence, the net asset value per share of these Funds also fluctuates. On March 31, 1997, the net asset value per share for the Value Portfolio was calculated as follows:


          Net Assets $275,597,375      =         Net Asset Value per
    -----------------------------                   Share $20.988
    Shares Outstanding 13,131,071

On March 31, 1997, the net asset value per share for the Fixed Income Portfolio was calculated as follows:

          Net Assets $22,349,040       =         Net Asset Value per
    ----------------------------                   Share $10.770
    Shares Outstanding 2,075,027

On March 31, 1997, the net asset value per share for the Hickory Portfolio was calculated as follows:

        Net Assets $12,221,336         =         Net Asset Value per
    --------------------------                     Share $18.899
    Shares Outstanding 646,671


                                      REDEMPTION

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


                                       TAXATION

    The Company intends to qualify each of its Funds as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Fund's gross income. This restriction may limit the extent to which a Fund may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Investment Adviser otherwise would deem such transaction to be in the best interest of a Fund. The Code also requires a regulated investment company to diversify its holdings. This means that a Fund must have at least 50% of its total assets in cash and cash items and other securities and as to the securities held, the entire amount of the securities of any one issuer owned by a Fund may not exceed 5% of the value of 50% of a Fund's assets. Additionally, a Fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the 1940 Act which restricts a Portfolio's investment in any one issuer to 5% as to 75% of the Portfolio's assets.

The Value Portfolio, Fixed Income Portfolio and Government Money Market Portfolio are diversified under both the 1940 Act and the Code, while the Hickory Portfolio is nondiversified under the 1940 Act, but is diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

    The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax at the current rate ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding or is exempt from back-up withholding. These certifications are contained in the purchase application enclosed with the Prospectus.


                           CALCULATION OF PERFORMANCE DATA


    From time to time the Fixed Income Portfolio may quote yield in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses. The yield calculation assumes that net investment income earned over 30 days is compounded semiannually and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder's account. The Fixed Income Portfolio's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Consequently, any given quotation should not be considered as representative of what the Fixed Income Portfolio's yield may be for any specified period in the future.


    Yield information may be useful in reviewing the Fixed Income Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, the Fixed Income Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Fixed Income

Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate the Fixed Income Portfolio's total return to shareholders for that period. In addition, investors should give consideration to the quality and maturity of the Fixed Income Portfolio securities of the respective investment companies when comparing investment alternatives.


    Investors should recognize that in periods of declining interest rates the Fixed Income Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fixed Income Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fixed Income Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fixed Income Portfolio's holdings, thereby reducing the current yield of the Fixed Income Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fixed Income Portfolio's yield based on the 30-day or one-month period ended March 31, 1997 was 6.1%.


    The Fixed Income Portfolio may also quote the indices of bond prices and yields prepared by Lehman Brothers and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

    The Fixed Income Portfolio may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Fixed Income Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Fixed Income Portfolio may invest does not reflect the Fixed Income Portfolio's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fixed Income Portfolio. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U.S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities have a similar potential for capital depreciation when interest rates rise.

    The Fund may also advertise the yield of the Government Money Market Portfolio. Yield for money market funds is determined by computing the net change, exclusive of capital changes in the value of a hypothetical preexisting account at the beginning and ending of a seven day period having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting expenses and dividing the difference by the value of the account at the beginning of the period to obtain the base period return and then multiplying the base period return by 365/7 and rounding the result to the nearest one hundredth of one cent. The Government Money Market

Portfolio's yield and effective yield for the 7-day period ended March 31, 1997, was 4.8% and 4.9%, respectively.



    The Value Portfolio and Hickory Portfolio may include their respective total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Value Portfolio and Hickory Portfolio may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the respective Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the respective Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

    The Value Portfolio and Hickory Portfolio may compare their respective performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lipper Growth Fund Index (Hickory Portfolio), the Lipper Growth and Income Fund Index (Value Portfolio) and the NASDAQ and Value Line Composites. The Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

    The average annual total return for the Value Portfolio for the one, five and ten year periods ended March 31, 1997, was 14.3%, 14.9%, 12.9%, respectively. Cumulative total return for the Value Portfolio from inception (May 9, 1986) to March 31, 1997, was 264.2%. The total return and cumulative return for the Value Portfolio includes the performance of Weitz Value Fund, Inc., the predecessor to the Value Portfolio. The average annual total return for the Fixed Income Portfolio for the one and five year periods ended March 31, 1997 and for the period since inception (December 23, 1988) to March 31, 1997 was 5.2%, 6.1% and 7.2%, respectively. Cumulative total return for the Fixed Income Portfolio from inception to March 31, 1997 was 78.1%. The average annual total return for the Hickory Portfolio for the one year period ended March 31, 1997 and for the period since inception (April 1, 1993) to March 31, 1997 was 28.2% and 17.4%, respectively. Cumulative total return for the Hickory Portfolio from inception to March 31, 1997 was 90.1%.

    YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA PRESENTED REPRESENTS PAST PERFORMANCE OF A FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE VALUE PORTFOLIO, FIXED INCOME PORTFOLIO OR HICKORY PORFOLIO WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                 FINANCIAL STATEMENTS

    The audited statements and notes included in the Annual Reports for the Value Portfolio, Fixed Income Portfolio, Government Money Market Portfolio and the Hickory Portfolio dated March 31, 1997 and filed with the Securities and Exchange Commission are incorporated herein by reference. An additional copy of such Annual Report may be obtained without charge by directing a request for such report to the Company at its address or phone number shown on the cover page of this Statement of Additional Information.

                                      APPENDIX A

                 INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
                                 AND RELATED OPTIONS


    FUTURES - IN GENERAL Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    INTEREST RATE FUTURES CONTRACTS The Fixed Income Portfolio may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Fixed Income Portfolio are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National

Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

    The purpose of the acquisition or sale of an interest rate futures contract by the Fixed Income Portfolio as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities. For example, if interest rates are expected to increase, the Fixed Income Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the fixed income securities held by the Fixed Income Portfolio. If interest rates increase as anticipated by the Adviser, the value of certain fixed income securities in the Fixed Income Portfolio would decline, but the value of the Fixed Income Portfolio's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fixed Income Portfolio from declining as much as it otherwise would have. Of course, since the value of the securities held by the Fixed Income Portfolio will far exceed the value of the interest rate futures contracts sold by the Fixed Income Portfolio, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the Fixed Income Portfolio.

    Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the Fixed Income Portfolio's anticipated purchases of fixed income securities, at higher prices. Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the Fixed Income Portfolio could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fixed Income Portfolio's cash could then be used to buy bonds on the cash market. The Fixed Income Portfolio could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fixed Income Portfolio to react more quickly to anticipated changes in market conditions or interest rates.

    OPTIONS ON INTEREST RATE FUTURES CONTRACTS An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fixed Income Portfolio.

    The Fixed Income Portfolio will purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The Fixed Income Portfolio will purchase put options on interest rate futures contracts securities if the Adviser anticipates a rise in interest rates. The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the Fixed Income Portfolio. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fixed Income Portfolio will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

    The Fixed Income Portfolio will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk.
It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt. The Fixed Income Portfolio will purchase a call option on an interest rate futures contract to hedge against a market advance when the Fixed Income Portfolio is holding cash. The Fixed Income Portfolio can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized. At that time, the options can be liquidated and the Fixed Income Portfolio's cash can be used to buy long-term securities.

    The Fixed Income Portfolio could also write options on an interest rate futures contract. The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option. The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller's position in the underlying futures contract at any time the call is exercised. Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options. To alleviate this risk in part, the Fixed Income Portfolio would cover any option it wrote, either by owning a position whose price changes would offset the Fixed Income Portfolio's obligation under the option (for example, by purchasing the underlying futures contract if the Fixed Income Portfolio had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the Fixed Income Portfolio would be required to make futures margin payments with respect to options written on futures contracts. An option on an interest rate futures contract written by the Fixed Income Portfolio could be terminated by exercise, or the Fixed Income Portfolio could seek to close out the option on a futures exchange by purchasing an identical option at the current market price. Writing an option would provide the Fixed Income Portfolio with income in the form of the option premium. In addition, writing a call option would provide a partial hedge against declines in the value of securities the Fixed Income Portfolio owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the Fixed Income Portfolio intended to purchase (but also would expose the Fixed Income Portfolio to the risk of a market decline).

    The Fixed Income Portfolio will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

    There are several risks relating to options on interest rate futures contracts. The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series.
There is no guarantee that such closing transactions can be effected. The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market. In addition, the Fixed Income Portfolio's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fixed Income Portfolio's securities.

    BOND INDEX FUTURES CONTRACTS Bond index futures contracts are commodity contracts listed on commodity exchanges. A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract.
The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

    The Fixed Income Portfolio intend to use bond index futures contracts and related options for hedging and not for speculation. Hedging permits the Fixed Income Portfolio to gain rapid exposure to or protect itself from changes in the market. For example, the Fixed Income Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using bond index futures, the Fixed Income Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

    The Fixed Income Portfolio may enter into contracts with respect to any bond index or sub-index. To hedge the Fixed Income Portfolio successfully, however, the Fixed Income Portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fixed Income Portfolio's securities.

    OPTIONS ON BOND INDEX FUTURES Bond indices are calculated based on the prices of securities traded on national securities exchanges. An option on a bond index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in a manner identical to the use of options on futures contracts.

    As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. Trading in options on bond indexes began only recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.
The Fixed Income Portfolio will not purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

    REGULATORY MATTERS The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others portfolios, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity option contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information.

                                      APPENDIX B

                RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

                           RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

    Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

    Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

    BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

    Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

    Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1   Superior capacity for repayment
         Prime-2   Strong capacity for repayment
         Prime-3   Acceptable capacity for repayment

                                        PART C

                                  OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements contained in Part A:  Financial Highlights

         (1)  Incorporated by reference in Part B:

              A.   Weitz Series Fund, Inc.-Fixed Income Portfolio


              (i)  Accountants' Report dated April 18, 1997


                   Statements of Assets and Liabilities

                   Statement of Operations

                   Statements of Changes in Net Assets

                   Financial Highlights

                   Notes to Financial Statements

              B.   Weitz Series Fund, Inc.-Value Portfolio


              (i)  Accountants' Report dated April 18, 1997


                   Statements of Assets and Liabilities

                   Statement of Operations

                   Statements of Changes in Net Assets

                   Financial Highlights

                   Notes to Financial Statements

              C.   Weitz Series Fund, Inc.-Government Money Market Portfolio


              (i)  Accountants' Report dated April 18, 1997


                   Statements of Assets and Liabilities

                   Statement of Operations

                   Statements of Changes in Net Assets

                   Financial Highlights

                   Notes to Financial Statements

              D.   Weitz Series Fund, Inc.-Hickory Portfolio


              (i)  Accountants' Report dated April 18, 1997


                   Statements of Assets and Liabilities

                   Statement of Operations

                   Statements of Changes in Net Assets

                   Financial Highlights


                   Notes to Financial Statements


    (b)  Exhibits

    Exhibit No.         Description
    -----------         -----------

        *1.             Articles of Incorporation

       **1.(a)          Articles of Amendment to Articles of Incorporation


         2.             Amended and Restated Bylaws

         5.(a) Amended and Restated Management and Investment Advisory Agreement dated October 28, 1996-Fixed Income Portfolio

         5.(b) Amended and Restated Management and Investment Advisory Agreement dated October 28, 1996-Value Portfolio

         5.(c) Amended and Restated Management and Investment Advisory Agreement dated October 28, 1996-Government Money Market Portfolio

         5.(d) Amended and Restated Management and Investment Advisory Agreement dated October 28, 1996-Hickory Portfolio

   ******6.            Underwriting Agreement

        *8.            Custodian Agreement


         9.(a) Amended and Restated Administration Agreement dated February 10, 1997



      ***9.(b) Agreement and Plan of Merger between Weitz Value Fund, Inc. and Weitz Series Fund, Inc.

      **10.(a) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather (with respect to the Fixed Income Portfolio)

     ***10.(b)         Opinion and Consent of Messrs.  Cline, Williams,
                       Wright, Johnson & Oldfather (with respect to Value
                       Portfolio)

     ***10.(c)         Opinion and Consent with respect to Tax Matters arising
                       out of the Agreement and Plan of Merger

    ****10.(d)         Opinion and Consent of Messrs.  Cline, Williams,
                       Wright, Johnson & Oldfather (with respect to the
                       Government Money Market Portfolio)

   *****10.(e)         Opinion and Consent of Messrs. Cline, Williams, Wright,
                       Johnson & Oldfather (with respect to the Hickory
                       Portfolio)


        11.(a)         Consent of McGladrey & Pullen, LLP



        11.(b)         Consent of KPMG Peat Marwick, LLP


       *13.(a)         Subscription Agreement of Wallace R. Weitz

   *****13.(b)         Subscription Agreements for initial capitalization of
                       the Hickory Portfolio

 *******14.            Prototype Individual Retirement Account

        16.            Schedule of Computation for Performance Quotations

        27.            Financial Data Schedules

* Incorporated by reference to Fund's Registration Statement on Form N-IA filed September 21, 1988.

** Incorporated by reference to Fund's Pre-Effective Amendment No. 1 on Form N-IA filed October 24, 1988.

*** Incorporated by reference to Fund's Post-Effective Amendment No. 2 filed January 29, 1990.

**** Incorporated by reference to Fund's Post-Effective Amendment No. 4 filed May 29, 1991.

***** Incorporated by reference to Fund's Post-Effective Amendment No. 7 filed January 29, 1993.

****** Incorporated by reference to Fund's Post-Effective Amendment No. 11 filed
       July 26, 1995

*******Incorporated by reference to Fund's Post-Effective Amendment No. 12 filed
       April 19, 1996

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

Item 26. NUMBER OF HOLDERS OF SECURITIES


    Title Of Class                       Number Of Record Holders
    --------------                       ------------------------

    Fixed Income Portfolio                   245 as of April 30, 1997
    Value Portfolio                        2,305 as of April 30, 1997
    Government Money Market Portfolio        107 as of April 30, 1997
    Hickory Portfolio                        297 as of April 30, 1997


Item 27. INDEMNIFICATION

    Section 302A.521 of the Minnesota Business Corporation Act requires indemnification of officers and directors of the Registrant under circumstances set forth therein. Reference is made to Article 8.d. of the Articles of Incorporation, Article XIII of the Bylaws of Registrant (Exhibit 2 hereto) and to Section 10 of the Underwriting Agreement (Exhibit 6 hereto) for additional indemnification provisions.

     The general effect of such provisions is to require indemnification of persons who are made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with the corporation against judgments, penalties, fines and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors and officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interests of the corporation, or in the case of directors, officers, or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

     Nevertheless, Article 8.d. of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund's Bylaws prohibit any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                                                                                            Principal Occupations
                                        Positions with                                        (Present and for
     Name                                   Adviser                                            Past Two Years)
     ----                           ---------------------                                     ----------------

Wallace R. Weitz                    President,                                 See caption "Directors and Executive Officers" in
                                    Treasurer                                  the Statement of Additional Information
                                    and Director                               forming a part of this Registration Statement

Mary K. Beerling                    Vice President                             See caption "Directors and Executive Officers" in
                                                                               the Statement of Additional Information forming a
                                                                               part of this Registration Statement


Linda L. Lawson                     Vice President                             See caption "Directors and Executive Officers" in
                                                                               the Statement of Additional Information forming a
                                                                               part of this Registration Statement

Richard F.Lawson                    Vice President                             See caption "Directors and Executive Officers" in
                                                                               the Statement of Additional Information forming a
                                                                               part of the Registration Statement

Barbara Weitz                       Secretary and                              Faculty Member, University of Nebraska at Omaha
                                    Director                                   since 1986


Item 29. PRINCIPAL UNDERWRITERS

    (a) The Distributer is also the principal underwriter and distributer of Weitz Partners, Inc., a registered investment management company also advised by Wallace R. Weitz and Company.

    (b)

Name and Principal          Positions and Offices        Positions and Offices
 Business Address             with Underwriter              with Registrant
 ----------------             ----------------              ---------------

Wallace R. Weitz             President, Treasurer        President, Treasurer,
Suite 600                       and Director                and Director
1125 South 103 Street
Omaha, NE 68124-6008


Mary K. Beerling                Vice President              Vice President
Suite 600                       and Secretary                and Secretary
1125 South 103 Street
Omaha, NE 68124-6008

Richard F. Lawson               Vice President              Vice President
Suite 600                        and Director
1125 South 103 Street
Omaha, NE 68124-6008


    (c)  Not applicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

    All required accounts, books and records will be maintained by Wallace R. Weitz and Company, Suite 600, 1125 South 103 Street, Omaha, Nebraska 68124-6008.

Item 31. MANAGEMENT SERVICES

    Not applicable.

Item 32. UNDERTAKINGS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on the 30th day of May, 1997.


                                       WEITZ SERIES FUND, INC.


                                       By:    /s/ Wallace R. Weitz
                                           ----------------------------------
                                           Wallace R. Weitz, President


     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on May 30th, 1997:


          Signature                              Title
          ---------                              -----

                                       President, Principal Executive Officer,
     /s/ Wallace R. Weitz              Principal Financial and Accounting
    ---------------------------------  Officer and Director
         Wallace R. Weitz

     /s/ John W. Hancock*              Director
    ---------------------------------
         John W. Hancock

     /s/ Richard D. Holland*           Director
    ---------------------------------
         Richard D. Holland

     /s/ Thomas R. Pansing, Jr.*       Director
    ---------------------------------
         Thomas R. Pansing, Jr.

     /s/ Delmer L. Toebben*            Director         /s/ Wallace R. Weitz*
    ---------------------------------                   ------------------------
         Delmer L. Toebben                                  Wallace R. Weitz
                                                            Attorney-in-fact

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


May 30, 1997


                                             /s/ John W. Hancock
                                             -----------------------------------
                                             John W. Hancock

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


May 30, 1997


                                              /s/ Richard D. Holland
                                              ----------------------------------
                                              Richard D. Holland

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


May 30, 1997


                                              /s/ Thomas R. Pansing
                                              ----------------------------------
                                              Thomas R. Pansing

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


May 30, 1997


                                              /s/ Delmer L. Toebben
                                              ----------------------------------
                                              Delmer L. Toebben

                                       Exhibits


                                          To


                               Weitz Series Fund, Inc.

                          Post-Effective Amendment Number 14


                                          To

                                      Form N1-A

                               as filed on May 30, 1997

Exhibit No.        Description
-----------        -----------

  2.               Amended and Restated Bylaws

  5.(a) Amended and Restated Management and Investment Advisory Agreement-Fixed Income Portfolio, dated October 28, 1996

  5.(b) Amended and Restated Management and Investment Advisory Agreement-Value Portfolio, dated October 28, 1996

  5.(c) Amended and Restated Management and Investment Advisory Agreement-Government Money Market Portfolio, dated October 28, 1996

  5.(d) Amended and Restated Management and Investment Advisory Agreement-Hickory Portfolio, dated October 28, 1996

  9.(a)            Amended and Restated Administration Agreement dated
                   February 10, 1997

  11.(a)           Consent of McGladrey and Pullen, LLP

  11.(b)           Consent of KPMG Peat Marwick, LLP

  16.              Schedules of Computation for Performance Quotations

  27.              Financial Data Schedules